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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                          Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2012 through December 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

             Pioneer Bond Fund

--------------------------------------------------------------------------------
             Semiannual Report | December 31, 2012
--------------------------------------------------------------------------------

             Ticker Symbols:

             Class A         PIOBX
             Class B         PBOBX
             Class C         PCYBX
             Class K         PBFKX*
             Class R         PBFRX
             Class Y         PICYX
             Class Z         PIBZX

             * Class K shares were first publicly offered on December 20, 2012.

             [LOGO] PIONEER
                    Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              18

Schedule of Investments                                                      20

Financial Statements                                                         66

Notes to Financial Statements                                                77

Approval of Investment Advisory Agreement                                    87

Trustees, Officers and Service Providers                                     91

                              Pioneer Bond Fund | Semiannual Report | 12/31/12 1

President's Letter

Dear Shareowner,

Pioneer has been cautiously optimistic about the U.S. economy from the start of the year, and the data continues to be encouraging. Employment continues to rise, albeit slowly, and we believe it should continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather improves in 2013, that should help to bring food prices back down. While corporate profit growth has slowed, many U.S. companies still have strong balance sheets and continue to display the ability to both pay and increase dividends*.

While the so-called "fiscal cliff" scheduled to take effect at year-end dominated the media in December--and while no deal was struck before markets closed for the year--investors who owned financial assets like equities and high-yield corporate bonds generally enjoyed good returns in 2012. The Standard & Poor's 500 Index returned 16% in 2012, and the Bank of America Merrill Lynch High Yield Master II Index returned 15.6%. Meanwhile, the higher-quality Barclays Capital Aggregate Bond Index gained 4.2% for the year, the safer-still Barclays Capital Intermediate Treasuries Index returned 3.9%, and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.1% in 2012.

Despite generally improving economic conditions and positive market returns in 2012, investors still face daunting challenges in the year ahead, although we remain optimistic that the underlying economic trends are moving in the right direction. The year-end "fiscal cliff" deal did not eliminate the risk of further tax increases or spending cuts, nor did it eliminate the risk that the U.S. could face further downgrades to its credit rating from one or more of the major ratings agencies.The Federal Reserve Board continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress towards dampening its sovereign-debt crisis, but has not resolved the problem as yet; the region also was mired in a recession as 2012 drew to a close. In Asia, Japan continues to struggle with low economic growth,

*     Dividends are not guaranteed.

2 Pioneer Bond Fund | Semiannual Report | 12/31/12 deflation, high levels of debt, and an aging population. In the emerging markets, China and other developing economies, while generally in better shape than most "developed" markets, also face a range of ongoing challenges.

While most of the risks outlined above are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility tied to these factors.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

In 2013, Pioneer proudly celebrates its 85th anniversary. Since 1928, our investment teams have sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                              Pioneer Bond Fund | Semiannual Report | 12/31/12 3

Portfolio Management Discussion | 12/31/12

Credit-sensitive fixed-income securities, including corporate bonds, outperformed Treasuries and government agency bonds during the final half of 2012, after the U.S. Federal Reserve (the Fed) and other central banks signaled their intentions to pursue economically stimulative monetary policies. In the following discussion, Kenneth J. Taubes reviews the factors that affected the performance of Pioneer Bond Fund during the six months ended December 31, 2012. Mr. Taubes, Chief Investment Officer, U.S., and portfolio manager at Pioneer Investments, is responsible for the daily management of the Fund.

Q How would you describe the investment environment for fixed-income securities during the six months ended December 31, 2012?

A The fixed-income markets generally stabilized and credit sectors, in general, fared well in the second half of 2012, after worries about the global economy had undermined investor confidence and created volatility during the year's second calendar quarter (April through June).

      As the performance of credit-sensitive corporate bonds and other asset classes such as stocks deteriorated with the volatility in the second quarter, the central banks of some of the world's major economies began intervening in the summer and fall 2012 with new and enhanced policies intended to stimulate growth and rebuild confidence. First, the European Central Bank (ECB) announced that it would become more active in buying the short-term debt of peripheral European nations, including Greece and Spain, in an effort to keep borrowing rates low for national governments on the Continent. Shortly after that, the Fed announced its third round of quantitative easing ("QE3"), which entailed the purchase of mortgage-backed securities in the open market. Additionally, monetary authorities in China announced that they also were lowering short-term interest rates and easing credit conditions. The actions by the Chinese authorities renewed investors' confidence not only in the economy of China, but also in the growth prospects for the emerging markets in general.

      The combination of announcements by the three central banks helped to trigger a sharp rally in the financial markets, and high-yield and other credit-sensitive securities rallied through the end of the period in December, outperforming higher-quality securities.

      In the United States meanwhile, November's elections appeared to confirm the status quo of a divided government in Washington. While the election results removed some uncertainty regarding future tax and regulatory policies in the U.S., they also signaled a potential continuance of political gridlock. Indeed, as 2012 ended and a deal to avoid the so-called "fiscal cliff" was reached, some investors began to worry that the next budget battle between Congress and the

4 Pioneer Bond Fund | Semiannual Report | 12/31/12

      White House over raising the U.S. debt ceiling could reprise the bitterness and posturing that characterized the 2011 debt-ceiling debate--a debate that greatly unsettled the markets. The fallout from the 2011 debt-ceiling drama has been cited as one reason why Standard & Poor's eventually lowered the long-term sovereign-credit rating of the U.S. from AAA to AA+ in August of 2011.

Q     How did the Fund perform during the six months ended December 31, 2012?

A Pioneer Bond Fund's Class A shares returned 4.22% at net asset value during the six months ended December 31, 2012, while the Fund's benchmark, the Barclays Aggregate Bond Index (Barclays index) returned 1.80%. During the same period, the average return of the 97 mutual funds in Lipper's Corporate Debt, A-rated Funds category was 3.31%.

Q What investments strategies did you employ during the six months ended December 31, 2012, and how did they affect the Fund's performance?

A Throughout the period, we overweighted the portfolio to credit and under-weighted it to Treasuries and government agency bonds. The positioning helped the Fund outperform both the Barclays Index and its Lipper peers during the six-month period. We maintained the Fund's credit-overweight positioning because we believed that, in spite of periodic worries, the nation's economic recovery would continue, albeit at a slow pace. We also believed that government debt, including U.S. Treasuries, was expensive and did not offer attractive relative value. At the same time, U.S. corporations, for the most part, had built up solid balance sheets with manageable debt loads, leading us to believe that credit risk was contained.

      As a consequence, we consistently emphasized corporate bonds and other credit-sensitive securities in the Fund during the period, including non-agency mortgage-backed securities and floating-rate bank loans, while maintaining less exposure to Treasuries and other government-related securities.

      We also maintained a shorter duration in the Fund during the six-month period because we felt that with interest rates at such low levels, further rate declines were unlikely; therefore, we thought it made more sense to keep the Fund's interest-rate risk low by maintaining a shorter duration (duration is a measure of a portfolio's price sensitivity to changes in interest rates). The Fund's effective duration was 4.27 years at year-end.

      At the end of the period on December 31, 2012, roughly a quarter of the Fund's net assets were invested in domestic investment-grade corporate bonds, while roughly 6% of assets were invested in bank loans. Collateralized mortgage obligations (including commercial mortgages) and asset-backed securities, combined, accounted for roughly another quarter of the Fund's assets. The portfolio also had an overweight exposure to municipal bonds (nearly 7%) as of year-end. Exposure to international investments (comprised

                              Pioneer Bond Fund | Semiannual Report | 12/31/12 5 of investment-grade and high-yield corporates as well as emerging markets debt) represented roughly 7% of assets as of year-end, while U.S. high-yield corporates was one of the smaller portfolio allocations. U.S. government-related securities (Treasuries, government-agency bonds and agency mortgage-backed issues) represented roughly 20% of the Portfolio's assets at year-end. At year-end, the Fund also had small allocations to convertible bonds and equities as well as event-linked ("catastrophe") bonds.

Q What types of investments affected the Fund's performance during the six months ended December 31, 2012, either from a positive or negative standpoint?

A The Fund's overweight to and security selection within corporate bonds, including securities located in the lower-rated tiers of the investment-grade corporate universe, helped to drive benchmark-relative outperformance during the six-month period. Results also were helped by the Fund's overweighting of financial industry bonds. Banks, insurance companies and other financial institutions have been rebuilding the quality of their assets and have become more stable in our opinion.

      Leading performance contributors among the Fund's financials sector corporate bond holdings included the debt of investment bank Goldman Sachs, Merrill Lynch/Bank of America, and French bank Credit Agricole.

      The Fund's underweight of government agency mortgage-backed securities also proved advantageous for relative returns during the period, despite the good performance of the asset class in August and September 2012, after the Fed announced its QE3 program. Instead of focusing on agency mortgages, we overweighted the Fund in commercial mortgages, which performed very well, and also invested in floating-rate bank loans, which outperformed the Barclays Index during the period, returning 4.79%. We also invested the portfolio in municipal bonds--which were not part of the Barclays Index--as a high-quality alternative to Treasuries. Municipals performed well during the six-month period, returning 3.00%, despite a December sell-off that was spurred by concerns over the possibility that muni's tax-exempt status could be affected by potential changes in tax policy resulting from the "fiscal cliff" negotiations (the tax-exempt status of municipals, eventually, was reaffirmed).

      The Fund did own some disappointing corporate-related investments during the six-month period. In particular, positions in the convertible securities of Intel, and in a loan to Texas-based utility TXU, underperformed the general portfolio despite producing positive absolute returns during the period.

6 Pioneer Bond Fund | Semiannual Report | 12/31/12

Q     What is your investment outlook?

A We believe the domestic economy will continue to grow, but at a modest pace of 2% or slightly better in 2013. A late-2012 agreement in Washington avoided the so-called "fiscal cliff," which would have entailed automatic spending cuts and widespread tax increases. While some features of the agreement, such as the higher payroll tax, will not help economic growth, other features, such as making permanent most (but not all) of the lower overall tax rates enacted under President Bush in 2001/2003, may help. The housing sector continues to show evidence that it has stabilized and is beginning to improve, which is good for both consumers and banking institutions. We think corporate profits should continue to increase, although company earnings growth rates may decelerate.

      Political feuding and stalemate in Washington continues to be one of the major concerns dogging the market. With that said, conditions in Europe may stabilize and China's economy appears to be back on track after the country's growth rate had decelerated earlier in 2012. China's recovery should help U.S. manufacturers as well as trade-dependent companies, and should provide a boost to the emerging markets region in general.

                              Pioneer Bond Fund | Semiannual Report | 12/31/12 7

Please refer to the Schedule of Investments on pages 20-65 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial fail-ure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

8 Pioneer Bond Fund | Semiannual Report | 12/31/12

Portfolio Summary | 12/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       26.5%
Collateralized Mortgage Obligations                                        18.6%
U.S. Government Securities                                                 18.1%
International Corporate Bonds                                               9.2%
Asset Backed Securities                                                     7.2%
Municipal Bonds                                                             6.9%
Senior Secured Loans                                                        6.3%
Temporary Cash Investments                                                  3.7%
U.S. Preferred Stocks                                                       1.2%
Convertible Corporate Bonds                                                 0.8%
U.S. Common Stocks                                                          0.8%
Convertible Preferred Stocks                                                0.4%
Foreign Government Bonds                                                    0.3%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                        31.0%
AA                                                                          8.2%
A                                                                          13.6%
BBB                                                                        27.8%
BB                                                                          9.6%
B                                                                           3.7%
Cash Equivalent                                                             3.5%
CCC                                                                         1.0%
Not Rated                                                                   1.6%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.  Federal National Mortgage Association, 4.5%, 1/1/42                  1.38%
--------------------------------------------------------------------------------
  2.  U.S. Treasury Bonds, 4.5%, 8/15/39                                   0.76
--------------------------------------------------------------------------------
  3.  U.S. Treasury Bonds, 4.5%, 5/15/38                                   0.71
--------------------------------------------------------------------------------
  4.  U.S. Treasury Notes, 0.25%, 9/15/15                                  0.63
--------------------------------------------------------------------------------
  5.  U.S. Treasury Bonds, 4.25%, 5/15/39                                  0.62
--------------------------------------------------------------------------------
  6.  U.S. Treasury Notes, 2.75%, 2/15/19                                  0.62
--------------------------------------------------------------------------------
  7.  U.S. Treasury Bonds, 4.5%, 2/15/36                                   0.61
--------------------------------------------------------------------------------
  8.  Goldman Sachs Capital II, Floating Rate Note, 6/1/43                 0.55
--------------------------------------------------------------------------------
  9.  U.S. Treasury Notes, 2.125%, 8/15/21                                 0.53
--------------------------------------------------------------------------------
 10.  Massachusetts Health & Educational Facilities Authority, 5.5%,
      11/15/36                                                             0.49
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                              Pioneer Bond Fund | Semiannual Report | 12/31/12 9

Prices and Distributions | 12/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         12/31/12                    6/30/12
--------------------------------------------------------------------------------
          A                             $ 9.93                      $9.73
--------------------------------------------------------------------------------
          B                             $ 9.86                      $9.67
--------------------------------------------------------------------------------
          C                             $ 9.82                      $9.63
--------------------------------------------------------------------------------
          K*                            $ 9.92                      $  --
--------------------------------------------------------------------------------
          R                             $10.01                      $9.82
--------------------------------------------------------------------------------
          Y                             $ 9.84                      $9.65
--------------------------------------------------------------------------------
          Z                             $ 9.95                      $9.76
--------------------------------------------------------------------------------

Distributions per Share: 7/1/12-12/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment          Short-Term       Long-Term
         Class            Income             Capital Gains   Capital Gains
--------------------------------------------------------------------------------
          A              $0.2089                $   --          $   --
--------------------------------------------------------------------------------
          B              $0.1581                $   --          $   --
--------------------------------------------------------------------------------
          C              $0.1657                $   --          $   --
--------------------------------------------------------------------------------
          K*             $0.0301                $   --          $   --
--------------------------------------------------------------------------------
          R              $0.1906                $   --          $   --
--------------------------------------------------------------------------------
          Y              $0.2190                $   --          $   --
--------------------------------------------------------------------------------
          Z              $0.2191                $   --          $   --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-17.

* Class K shares were first publicly offered on December 20, 2012.

10 Pioneer Bond Fund | Semiannual Report | 12/31/12

Performance Update | 12/31/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                   Net Asset          Public Offering
Period             Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
10 Years           6.18%              5.69%
5 Years            7.06               6.09
1 Year             8.66               3.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                   Gross              Net
--------------------------------------------------------------------------------
                   1.03%              0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                         Barclays Capital
                                     Pioneer Bond Fund   Aggregate Bond Index
12/31/2002                           $  9,550            $ 10,000
12/31/2003                           $ 10,393            $ 10,410
12/31/2004                           $ 10,986            $ 10,862
12/31/2005                           $ 11,256            $ 11,126
12/31/2006                           $ 11,656            $ 11,608
12/31/2007                           $ 12,366            $ 12,417
12/31/2008                           $ 11,827            $ 13,067
12/31/2009                           $ 13,920            $ 13,842
12/31/2010                           $ 15,234            $ 14,748
12/31/2011                           $ 16,008            $ 15,904
12/31/2012                           $ 17,394            $ 16,575

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 11

Performance Update | 12/31/12                                    Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                   If           If
Period             Held         Redeemed
--------------------------------------------------------------------------------
10 Years           5.16%        5.16%
5 Years            5.95         5.95
1 Year             7.36         3.36
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                   Gross        Net
--------------------------------------------------------------------------------
                   2.02%        1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                                                            Barclays Capital
                                      Pioneer Bond Fund     Aggregate Bond Index
12/31/2002                            $10,000               $10,000
12/31/2003                            $10,795               $10,410
12/31/2004                            $11,315               $10,862
12/31/2005                            $11,478               $11,126
12/31/2006                            $11,779               $11,608
12/31/2007                            $12,386               $12,417
12/31/2008                            $11,729               $13,067
12/31/2009                            $13,675               $13,842
12/31/2010                            $14,799               $14,748
12/31/2011                            $15,406               $15,904
12/31/2012                            $16,540               $16,575

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. Please see the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Bond Fund | Semiannual Report | 12/31/12

Performance Update | 12/31/12                                    Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                   If            If
Period             Held          Redeemed
--------------------------------------------------------------------------------
10 Years           5.24%         5.24%
5 Years            6.09          6.09
1 Year             7.67          7.67
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                          Barclays Capital
                                    Pioneer Bond Fund     Aggregate Bond Index
12/31/2002                          $ 10,000              $ 10,000
12/31/2003                          $ 10,777              $ 10,410
12/31/2004                          $ 11,307              $ 10,862
12/31/2005                          $ 11,475              $ 11,126
12/31/2006                          $ 11,770              $ 11,608
12/31/2007                          $ 12,396              $ 12,417
12/31/2008                          $ 11,746              $ 13,067
12/31/2009                          $ 13,700              $ 13,842
12/31/2010                          $ 14,851              $ 14,748
12/31/2011                          $ 15,471              $ 15,904
12/31/2012                          $ 16,658              $ 16,575

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance shown for Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 13

Performance Update | 12/31/12                                    Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                   If            If
Period             Held          Redeemed
--------------------------------------------------------------------------------
10 Years           6.17%         6.17%
5 Years            7.04          7.04
1 Year             8.56          8.56
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.56%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                            Barclays Capital
                                        Pioneer Bond Fund   Aggregate Bond Index
12/31/2002                              $ 10,000            $ 10,000
12/31/2003                              $ 10,885            $ 10,410
12/31/2004                              $ 11,507            $ 10,862
12/31/2005                              $ 11,790            $ 11,126
12/31/2006                              $ 12,209            $ 11,608
12/31/2007                              $ 12,952            $ 12,417
12/31/2008                              $ 12,388            $ 13,067
12/31/2009                              $ 14,580            $ 13,842
12/31/2010                              $ 15,956            $ 14,748
12/31/2011                              $ 16,767            $ 15,904
12/31/2012                              $ 18,202            $ 16,575

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class K shares. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. The performance shown for Class K shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Bond Fund | Semiannual Report | 12/31/12

Performance Update | 12/31/12                                    Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                   If           If
Period             Held         Redeemed
--------------------------------------------------------------------------------
10 Years           5.87%        5.87%
5 Years            6.61         6.61
1 Year             8.08         8.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                   Gross        Net
--------------------------------------------------------------------------------
                   1.35%        1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                           Barclays Capital
                                      Pioneer Bond Fund    Aggregate Bond Index
12/31/2002                            $ 10,000             $ 10,000
12/31/2003                            $ 10,883             $ 10,410
12/31/2004                            $ 11,495             $ 10,862
12/31/2005                            $ 11,737             $ 11,126
12/31/2006                            $ 12,125             $ 11,608
12/31/2007                            $ 12,849             $ 12,417
12/31/2008                            $ 12,223             $ 13,067
12/31/2009                            $ 14,339             $ 13,842
12/31/2010                            $ 15,640             $ 14,748
12/31/2011                            $ 16,374             $ 15,904
12/31/2012                            $ 17,696             $ 16,575

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. The performance shown for Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2014, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 15

Performance Update | 12/31/12                                    Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                   If            If
Period             Held          Redeemed
--------------------------------------------------------------------------------
10 Years           6.54%         6.54%
5 Years            7.32          7.32
1 Year             8.83          8.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                           Barclays Capital
                                      Pioneer Bond Fund    Aggregate Bond Index
12/31/2002                            $ 5,000,000          $ 5,000,000
12/31/2003                            $ 5,465,499          $ 5,205,208
12/31/2004                            $ 5,812,450          $ 5,431,041
12/31/2005                            $ 5,973,743          $ 5,562,964
12/31/2006                            $ 6,211,813          $ 5,804,030
12/31/2007                            $ 6,614,960          $ 6,208,380
12/31/2008                            $ 6,346,665          $ 6,533,695
12/31/2009                            $ 7,486,032          $ 6,921,197
12/31/2010                            $ 8,216,170          $ 7,373,941
12/31/2011                            $ 8,654,922          $ 7,952,182
12/31/2012                            $ 9,418,921          $ 8,287,381

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Bond Fund | Semiannual Report | 12/31/12

Performance Update | 12/31/12                                    Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                   If            If
Period             Held          Redeemed
--------------------------------------------------------------------------------
10 Years           6.35%         6.35%
5 Years            7.34          7.34
1 Year             8.86          8.86
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                   Gross         Net
--------------------------------------------------------------------------------
                   0.83%         0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                            Barclays Capital
                                        Pioneer Bond Fund   Aggregate Bond Index
12/31/2002                              $ 10,000            $ 10,000
12/31/2003                              $ 10,885            $ 10,410
12/31/2004                              $ 11,507            $ 10,862
12/31/2005                              $ 11,790            $ 11,126
12/31/2006                              $ 12,209            $ 11,608
12/31/2007                              $ 12,984            $ 12,417
12/31/2008                              $ 12,450            $ 13,067
12/31/2009                              $ 14,736            $ 13,842
12/31/2010                              $ 16,145            $ 14,748
12/31/2011                              $ 16,998            $ 15,904
12/31/2012                              $ 18,505            $ 16,575

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2014, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table,together with the amount you invested,to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from July 1, 2012 through December 31, 2012.

----------------------------------------------------------------------------------------------------
Share Class                 A          B           C          K           R        Y          Z
----------------------------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 7/1/12**
----------------------------------------------------------------------------------------------------
Ending Account Value    $1,042.20   $1,036.10  $1,037.10  $1,002.00  $1,038.90  $1,042.60  $1,042.10
(after expenses)
on 12/31/12
----------------------------------------------------------------------------------------------------
Expenses Paid           $    4.38   $    9.75  $    8.78  $    0.19  $    6.42  $    3.24  $    3.35
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.90%, 1.71%, 0.57%, 1.25%, 0.63% and 0.65% for Class A, Class B, Class C, Class
      K, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (12/365 for Class K shares) (to reflect the one-half year period).

**    Class K shares were first publicly offered on December 20, 2012.

18 Pioneer Bond Fund | Semiannual Report | 12/31/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses,which is not the Fund's actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use this information to compare the ongoing costs of investing in the Fund and other funds.To do so,compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs,such as sales charges (loads) that are charged at the time of the transaction.Therefore,the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.In addition,if these transaction costs were included,your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2012 through December 31, 2012.

----------------------------------------------------------------------------------------------------
Share Class                 A          B           C         K          R          Y          Z
----------------------------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 7/1/12**
----------------------------------------------------------------------------------------------------
Ending Account Value    $1,020.92   $1,015.63  $1,016.59  $1,001.46  $1,018.90  $1,022.03  $1,021.93
(after expenses)
on 12/31/12
----------------------------------------------------------------------------------------------------
Expenses Paid           $    4.33   $    9.65  $    8.69  $    0.19  $    6.36  $    3.21  $    3.31
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.90%, 1.71%, 0.57%, 1.25%, 0.63% and 0.65% for Class A, Class B, Class C, Class
      K, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (12/365 for Class K shares) (to reflect the one-half year period).

**    Class K shares were first publicly offered on December 20, 2012.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 19

Schedule of Investments | 12/31/12 (unaudited)

---------------------------------------------------------------------------------------------------------
     Principal   Floating     S&P/Moody's
    Amount ($)   Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              CONVERTIBLE CORPORATE BONDS -- 0.9%
                                              ENERGY -- 0.2%
                                              Coal & Consumable Fuels -- 0.2%
     2,680,000                        B+/NR   Alpha Appalachia Holdings, Inc.,
                                              3.25%, 8/1/15                                 $   2,579,500
                                                                                            -------------
                                              Total Energy                                  $   2,579,500
---------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                              Health Care Services -- 0.0%
       766,000                        B+/B2   Omnicare, Inc., 3.25%, 12/15/35               $     764,085
---------------------------------------------------------------------------------------------------------
                                              Managed Health Care -- 0.4%
     5,725,000                        A-/NR   WellPoint, Inc., 2.75%, 10/15/42 (144A)       $   6,157,953
                                                                                            -------------
                                              Total Health Care Equipment
                                              & Services                                    $   6,922,038
---------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS &
                                              SEMICONDUCTOR EQUIPMENT -- 0.3%
                                              Semiconductors -- 0.3%
     4,725,000                        A-/NR   Intel Corp., 2.95%, 12/15/35                  $   4,899,234
                                                                                            -------------
                                              Total Semiconductors &
                                              Semiconductor Equipment                       $   4,899,234
---------------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE CORPORATE BONDS
                                              (Cost $13,324,143)                            $  14,400,772
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
---------------------------------------------------------------------------------------------------------
                                              PREFERRED STOCKS -- 1.3%
                                              BANKS -- 0.8%
                                              Diversified Banks -- 0.5%
        64,000         6.50         A-/Baa1   US Bancorp, Floating Rate Note
                                              (Perpetual)                                   $   1,832,960
       235,000         6.00         A-/Baa1   US Bancorp, Floating Rate Note
                                              (Perpetual)                                       6,518,900
                                                                                            -------------
                                                                                            $   8,351,860
---------------------------------------------------------------------------------------------------------
                                              Regional Banks -- 0.3%
        85,000                     BBB/Baa2   BB&T Corp., 5.625% (Perpetual)                $   2,165,800
        28,000         6.25           A-/NR   CoBank ACB, Floating Rate Note
                                              (Perpetual) (144A)                                2,930,376
                                                                                            -------------
                                                                                            $   5,096,176
                                                                                            -------------
                                              Total Banks                                   $  13,448,036
---------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.2%
                                              Other Diversified Financial Services -- 0.2%
      116,000          7.88          BB/Ba2   Citigroup Capital XIII, Floating Rate
                                              Note, 10/30/40                                $   3,236,400
                                                                                            -------------
                                              Total Diversified Financials                  $   3,236,400
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
                 Floating     S&P/Moody's
 Shares          Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.3%
                                              Life & Health Insurance -- 0.3%
       153,800         7.38        BB+/Baa3   Delphi Financial Group, Inc., Floating
                                              Rate Note, 5/15/37                            $   3,845,000
                                                                                            -------------
                                              Total Insurance                               $   3,845,000
---------------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS
                                              (Cost $19,507,520)                            $  20,529,436
---------------------------------------------------------------------------------------------------------
                                              CONVERTIBLE PREFERRED STOCKS -- 0.4%
                                              BANKS -- 0.4%
                                              Diversified Banks -- 0.4%
         5,610                     BBB+/Ba1   Wells Fargo & Co., 7.5% (Perpetual)           $   6,872,250
                                                                                            -------------
                                              Total Banks                                   $   6,872,250
---------------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE PREFERRED STOCKS
                                              (Cost $5,839,986)                             $   6,872,250
---------------------------------------------------------------------------------------------------------
                                              COMMON STOCKS -- 0.3%
                                              REAL ESTATE -- 0.3%
                                              Real Estate Operating Companies -- 0.3%
       274,470                                Forest City Enterprises, Inc.*                $   4,432,690
                                                                                            -------------
                                              Total Real Estate                             $   4,432,690
---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (Cost $4,377,797)                             $   4,432,690
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     Principal
    Amount ($)
---------------------------------------------------------------------------------------------------------
                                              ASSET BACKED SECURITIES -- 7.2%
                                              MATERIALS -- 1.0%
                                              Diversified Metals & Mining -- 0.0%
       408,276                    BBB+/Baa1   Lehman ABS Manufactured Housing
                                              Contract Trust 2001-B, 5.873%, 4/15/40        $     447,421
---------------------------------------------------------------------------------------------------------
                                              Precious Metals & Minerals -- 0.2%
       700,000                        NR/B1   Credit-Based Asset Servicing and
                                              Securitization LLC, 5.823%, 10/25/36
                                              (Step) (144A)                                 $     682,829
     1,064,616         0.91         AA+/Aa2   Credit-Based Asset Servicing and
                                              Securitization LLC, Floating Rate Note,
                                              5/25/50 (144A)                                    1,039,458
       844,164                         A/NR   Mid-State Capital Trust 2010-1,
                                              5.25%, 12/15/45 (144A)                              871,690
                                                                                            -------------
                                                                                            $   2,593,977
---------------------------------------------------------------------------------------------------------
                                              Steel -- 0.8%
       593,862         0.48          AA+/A1   Citigroup Mortgage Loan Trust 2006-HE1,
                                              Floating Rate Note, 1/25/36                   $     582,322


The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 21

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Steel -- (continued)
     4,460,803         0.61         AA+/Aa2   First NLC Trust 2005-2, Floating Rate
                                              Note, 9/25/35                                 $   4,290,120
     2,110,629         1.41         AAA/Aa2   HSBC Home Equity Loan Trust USA
                                              2007-3, Floating Rate Note, 11/20/36              2,106,874
       550,000         0.36         B-/Caa2   Nationstar Home Equity Loan Trust,
                                              Floating Rate Note, 3/25/37                         508,361
       908,073         0.56         AAA/Aaa   New Century Home Equity Loan Trust
                                              Series 2005-1, Floating Rate Note,
                                              3/25/35                                             880,708
     1,547,438         0.47          NR/Aaa   New Century Home Equity Loan Trust
                                              Series 2005-2, Floating Rate Note, 6/25/35        1,540,985
     3,095,516                      AA-/Aa3   Terwin Mortgage Trust Series TMTS
                                              2005-16HE, 4.5%, 9/25/36 (Step)                   3,181,500
                                                                                            -------------
                                                                                            $  13,090,870
---------------------------------------------------------------------------------------------------------
                                              Paper Products -- 0.0%
       800,000         1.51         AAA/Aaa   Chase Issuance Trust, Floating Rate
                                              Note, 8/15/15                                 $     806,552
                                                                                            -------------
                                              Total Materials                               $  16,938,820
---------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                              Research & Consulting Services -- 0.1%
       925,833                         A/NR   TAL Advantage LLC, 4.31%, 5/20/26
                                              (144A)                                        $     937,003
                                                                                            -------------
                                              Total Commercial Services & Supplies          $     937,003
---------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.1%
                                              Railroads -- 0.1%
     1,800,000                         A/NR   Trinity Rail Leasing LP, 2.266%,
                                              1/15/43 (144A)                                $   1,791,092
                                                                                            -------------
                                              Total Transportation                          $   1,791,092
---------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.3%
                                              Automobile Manufacturers -- 0.3%
       650,000                      AA-/Aa2   AmeriCredit Automobile Receivables
                                              Trust 2010-4, 4.2%, 11/8/16                   $     682,952
       500,000                       NR/Aa3   AmeriCredit Automobile Receivables
                                              Trust, 4.04%, 7/10/17                               530,352
     1,214,304                        A+/NR   Santander Drive Auto Receivables
                                              Trust 2011-S2, 3.35%, 6/15/17 (144A)              1,220,825
     1,300,000                         A/A1   Santander Drive Auto Receivables
                                              Trust 2012-1, 3.78%, 11/15/17                     1,359,210
       850,000                         A/A1   Santander Drive Auto Receivables
                                              Trust 2012-5, 2.7%, 8/15/18                         878,330
                                                                                            -------------
                                                                                            $   4,671,669
                                                                                            -------------
                                              Total Automobiles & Components                $   4,671,669
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.1%
                                              Apparel, Accessories & Luxury Goods -- 0.1%
     1,391,000                       BBB/NR   Icon Brands Holdings LLC 2012-1,
                                              4.229%, 1/25/43 (144A)                        $   1,391,000
                                                                                            -------------
                                              Total Consumer Durables & Apparel             $   1,391,000
---------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.2%
                                              Hotels, Resorts & Cruise Lines -- 0.2%
       550,000                         A/NR   Westgate Resorts LLC, 2.5%,
                                              3/20/25 (144A)                                $     551,031
     2,035,694                         A/NR   Westgate Resorts LLC, 3.0%,
                                              1/20/25 (144A)                                    2,050,962
                                                                                            -------------
                                                                                            $   2,601,993
                                                                                            -------------
                                              Total Consumer Services                       $   2,601,993
---------------------------------------------------------------------------------------------------------
                                              BANKS -- 3.1%
                                              Diversified Banks -- 0.0%
       617,579         0.30          NR/Aa1   Wells Fargo Home Equity Trust,
                                              Floating Rate Note, 4/25/37                   $     605,931
---------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- 3.1%
       428,800         1.29          AAA/A1   Accredited Mortgage Loan Trust,
                                              Floating Rate Note, 10/25/34                  $     400,968
       831,095         0.39          BB+/B3   ACE Securities Corp., Floating Rate
                                              Note, 3/25/36                                       789,468
       950,183         6.50        BB+/Baa2   ACE Securities Corp., Floating Rate
                                              Note, 8/15/30 (144A)                                959,066
     1,357,405         6.50         BBB+/A2   ACE Securities Corp., Floating Rate
                                              Note, 8/15/30 (144A)                              1,424,144
     1,486,142         0.66          AA/Aa2   Bayview Financial Acquisition Trust,
                                              Floating Rate Note, 4/28/39                       1,434,875
     2,928,031         3.47           NR/NR   Bayview Opportunity Master Fund
                                              Trust IIB LP, Floating Rate Note,
                                              7/28/32 (144A)                                    2,978,744
       292,508                         A/NR   Beacon Container Finance LLC,
                                              3.72%, 9/20/27 (144A)                               300,625
       500,000         0.62         BBB+/B2   Bear Stearns Asset Backed Securities
                                              Trust, Floating Rate Note, 12/25/35                 470,039
     1,121,685                        NR/A1   Bombardier Capital Mortgage
                                              Securitization Corp., 6.65%, 4/15/28              1,171,386
       957,320                        AA/NR   CarNow Auto Receivables Trust 2012-1,
                                              2.09%, 1/15/15 (144A)                               957,695
       310,276         0.94          AA/Aa1   Carrington Mortgage Loan Trust,
                                              Floating Rate Note, 2/25/35                         302,799
       228,414         0.61        AA+/Baa1   Carrington Mortgage Loan Trust,
                                              Floating Rate Note, 9/25/35                         223,764
     2,917,126                        B-/B1   Citicorp Residential Mortgage
                                              Securities, Inc., 5.703%, 11/25/36 (Step)         2,909,813
       455,974                        B+/B2   Citicorp Residential Mortgage
                                              Securities, Inc., 5.775%, 9/25/36 (Step)            463,817

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 23

---------------------------------------------------------------------------------------------------------
 Principal       Floating    S&P/Moody's
 Amount ($)      Rate(b)     Ratings                                                        Value
---------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
     1,700,000                        B-/B2   Citicorp Residential Mortgage
                                              Securities, Inc., 5.892%, 3/25/37 (Step)      $   1,679,687
     2,740,733                       BB-/B1   Citicorp Residential Mortgage
                                              Securities, Inc., 5.939%, 7/25/36 (Step)          2,733,171
       234,836         0.31          BBB/A3   Citigroup Mortgage Loan Trust, Inc.,
                                              Floating Rate Note, 1/25/37                         234,517
       297,616         0.62         AAA/Aa1   Citigroup Mortgage Loan Trust, Inc.,
                                              Floating Rate Note, 7/25/35                         297,473
        95,219         1.11         A-/Baa1   Citigroup Mortgage Loan Trust, Inc.,
                                              Floating Rate Note, 7/25/37                          94,593
       594,183                        NR/NR   Conn Funding II LP, 4.0%, 4/15/16
                                              (Step) (144A)                                       594,926
     1,400,000         0.91        BBB-/Ba1   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 12/25/34                      1,383,277
     1,935,480         5.07          BB+/B2   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 2/25/36                       1,959,397
        23,405         0.56        BBB/Baa3   Countrywide Home Equity Loan Trust,
                                              Floating Rate Note, 11/15/28                         23,389
       731,250                         A/NR   Cronos Containers Program, Ltd.,
                                              3.81%, 9/18/27 (144A)                               756,083
       500,000                     BBB/Baa2   Drug Royalty II LP 1 2012-1, 4.474%,
                                              1/15/25 (144A)                                      501,900
       300,000         4.31        BBB/Baa2   Drug Royalty II LP 1 2012-1, Floating
                                              Rate Note, 1/15/25 (144A)                           300,000
       285,752         0.75          AAA/NR   First Franklin Mortgage Loan Trust
                                              2004-FF10, Floating Rate Note, 9/25/34              279,338
     1,250,000                       AAA/NR   First Investors Auto Owner Trust 2012-2,
                                              1.47%, 5/15/18 (144A)                             1,252,360
        32,847         0.32        AAA/Baa3   Fremont Home Loan Trust, Floating
                                              Rate Note, 2/25/36                                   32,784
     1,148,460         0.67         AA+/Aa1   Fremont Home Loan Trust, Floating
                                              Rate Note, 6/25/35                                1,128,395
       357,989         0.85            A/A2   GSAMP Trust 2005-HE2, Floating Rate
                                               Note, 3/25/35                                      350,396
       233,775         0.59         AA+/Aa1   GSAMP Trust 2005-WMC1, Floating
                                              Rate Note, 9/25/35                                  233,471
       750,000                         A/NR   HLSS Servicer Advance Receivables
                                              Backed Notes, 3.22%, 10/15/43 (144A)                753,750
       224,000                         A/NR   HLSS Servicer Advance Receivables
                                              Backed Notes, 3.96%, 10/15/45 (144A)                227,136
     1,326,000                       NR/Aaa   Leaf II Receivables Funding LLC,
                                              1.55%, 11/15/17 (144A)                            1,320,829
     2,203,000                       NR/Aa2   Leaf II Receivables Funding LLC,
                                              1.92%, 9/15/20 (144A)                             2,173,700
       931,512                        AA/NR   Leaf II Receivables Funding LLC,
                                              4.9%, 2/20/22 (144A)                                930,394
     2,200,000         2.46         A+/Baa1   Madison Avenue Manufactured
                                              Housing Contract, Floating Rate
                                              Note, 3/25/32                                     2,146,956

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
       321,946         0.27          CCC/Ca   Morgan Stanley ABS Capital I, Floating
                                              Rate Note, 12/25/36                           $     152,292
       875,104         0.47         AA+/Aa3   Option One Mortgage Loan Trust,
                                              Floating Rate Note, 11/25/35                        860,354
       108,783         0.33          A+/Aa3   Option One Mortgage Loan Trust,
                                              Floating Rate Note, 2/25/38                         108,280
       761,644         5.91           AA/A3   Origen Manufactured Housing Contract
                                              Trust 2004-A, Floating Rate Note,
                                              1/15/35                                             820,276
       484,000         5.46         AAA/Aa3   Origen Manufactured Housing Contract
                                              Trust 2004-B, Floating Rate Note,
                                              11/15/35                                            510,713
       581,739                        NR/A2   Oxford Finance Funding Trust, 3.9%,
                                              3/15/17 (144A)                                      583,193
       526,376         0.91         AAA/Aaa   PFS Financing Corp., Floating Rate
                                              Note, 10/17/16 (144A)                               526,468
       775,712         1.71            A/NR   PFS Financing Corp., Floating Rate
                                              Note, 10/17/16 (144A)                               775,964
     1,478,759         0.46           B/Ba3   RAAC Series, Floating Rate Note,
                                              2/25/37 (144A)                                    1,423,121
       657,158         0.40           A-/A2   RAAC Series, Floating Rate Note,
                                              9/25/45                                             636,594
       400,589         0.40           B+/B2   RAMP Trust, Floating Rate Note,
                                              1/25/36                                             382,556
     1,077,481         0.65          AA+/A1   RASC Trust, Floating Rate Note,
                                              8/25/35                                           1,039,052
       297,544                         A/NR   Santander Drive Auto Receivables
                                              Trust 2011-S1, 1.89%, 5/15/17 (144A)                298,671
     1,400,000                         A/NR   SNAAC Auto Receivables Trust,
                                              3.11%, 6/15/17 (144A)                             1,406,976
     2,207,583         0.41         CCC/Ba3   Structured Asset Investment Loan
                                              Trust 2006-1, Floating Rate Note,
                                              1/25/36                                           2,105,092
       725,411                     AA+/Baa2   Structured Asset Securities Corp.,
                                              4.77%, 10/25/34 (Step)                              724,095
     1,993,571         0.43         B-/Baa3   Structured Asset Securities Corp.,
                                              Floating Rate Note, 10/25/36 (144A)               1,890,595
                                                                                            -------------
                                                                                            $  50,419,417
                                                                                            -------------
                                              Total Banks                                   $  51,025,348
---------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 2.3%
                                              Other Diversified Financial Services -- 0.7%
       106,408         0.65         AA+/Aa2   Asset Backed Securities Corp. Home
                                              Equity, Floating Rate Note, 4/25/35           $     106,071
       131,093                         A/NR   DT Auto Owner Trust 2010-1, 3.46%,
                                              1/15/14 (144A)                                      131,118
     1,400,000                       BBB/NR   DT Auto Owner Trust 2011-1, 4.89%,
                                              1/17/17 (144A)                                    1,419,592

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 25

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Other Diversified Financial
                                              Services -- (continued)
     1,000,000                        AA/NR   DT Auto Owner Trust 2012-1, 2.26%,
                                              10/16/17 (144A)                               $   1,001,895
       339,519         1.21         BBB/Ba1   Ellington Loan Acquisition Trust 2007-1,
                                              Floating Rate Note, 5/26/37 (144A)                  340,755
       227,478         1.01         BBB/Ba1   Ellington Loan Acquisition Trust 2007-1,
                                              Floating Rate Note, 5/27/37 (144A)                  224,800
       594,352         0.59         A+/Baa2   Home Equity Asset Trust, Floating Rate
                                              Note, 1/25/36                                       573,124
     1,431,215         0.62         AAA/Aaa   Home Equity Asset Trust, Floating Rate
                                              Note, 11/25/35                                    1,414,719
       223,465         0.45          AA+/A1   JP Morgan Mortgage Acquisition Corp.,
                                              Floating Rate Note, 12/25/35                        222,496
       800,000                        AA/NR   Prestige Auto Receivables Trust 2011-1,
                                              3.9%, 7/16/18 (144A)                                825,324
       691,428                        A+/NR   Sierra Receivables Funding Co LLC,
                                              1.87%, 8/20/29 (144A)                               690,020
     2,631,179                        A+/NR   Sierra Receivables Funding Co LLC,
                                              2.38%, 3/20/29 (144A)                             2,677,351
     1,026,667                        A-/NR   Textainer Marine Containers, Ltd.,
                                              4.21%, 4/15/27 (144A)                             1,068,402
                                                                                            -------------
                                                                                            $  10,695,667
---------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.8%
       906,188                       NR/Aaa   321 Henderson Receivables I LLC,
                                              3.82%, 12/15/48 (144A)                        $     955,747
     2,170,253         0.48         AA/Baa3   Aegis Asset Backed Securities Trust,
                                              Floating Rate Note, 12/25/35                      2,003,760
     1,400,000         1.08         AAA/Aaa   Ally Master Owner Trust, Floating Rate
                                              Note, 1/15/16                                     1,409,138
     4,919,031                   BBB+/Baa1    Domino's Pizza Master Issuer LLC,
                                              5.216%, 1/25/42 (144A)                            5,527,884
     1,659,000         0.65          NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                              Floating Rate Note, 10/20/17                      1,662,739
       650,000                        NR/A2   Hercules Capital Funding Trust 2012-1,
                                              3.32%, 12/16/17 (144A)                             650,000
     1,454,904                      NR/Baa1   Irwin Home Equity Corp., 5.32%,
                                              6/25/35 (Step)                                    1,415,648
       703,210         0.91            A/A2   Irwin Home Equity Corp., Floating Rate
                                              Note, 3/25/25                                       601,224
        16,519         0.64        AA+/Aa1    Mastr Asset Backed Securities Trust,
                                              Floating Rate Note, 5/25/35                          16,507
                                                                                            -------------
                                                                                            $  14,242,647
---------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.6%
       428,000                       BBB/NR   American Credit Acceptance
                                              Receivables Trust 2012-2, 4.05%,
                                              2/15/18 (144A)                                $     428,570

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- (continued)
     2,350,000                        A+/NR   American Credit Acceptance
                                              Receivables Trust, 1.64%, 11/15/16
                                              (144A)                                        $   2,350,512
     1,971,733                       NR/Aa3   California Republic Auto Receivables
                                              Trust 2012-1, 1.18%, 8/15/17 (144A)               1,971,445
       958,333                         A/NR   Global SC Finance SRL, 4.11%,
                                              7/19/27 (144A)                                    1,001,376
     2,500,000         0.27         AAA/Aaa   MBNA Credit Card Master Note Trust,
                                              Floating Rate Note, 10/15/15                      2,499,225
     1,350,000                       NR/Aaa   Santander Drive Auto Receivables Trust
                                              2011-2, 2.66%, 1/15/16                            1,379,516
       900,000         1.07         AAA/Aaa   SLM Student Loan Trust, Floating Rate
                                              Note, 4/27/26 (144A)                                896,319
                                                                                            -------------
                                                                                            $  10,526,963
---------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody Banks -- 0.1%
     1,214,750                         A/NR   Triton Container Finance LLC, 4.21%,
                                              5/14/27 (144A)                                $   1,263,222
---------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage - 0.1%
       700,000         0.66          NR/Aaa   Chesapeake Funding LLC, Floating
                                              Rate Note, 5/7/24 (144A)                      $     700,000
       400,000         1.36          NR/Aa2   Chesapeake Funding LLC, Floating
                                              Rate Note, 5/7/24 (144A)                            400,000
                                                                                            -------------
                                                                                            $   1,100,000
                                                                                            -------------
                                              Total Diversified Financials                  $  37,828,499
---------------------------------------------------------------------------------------------------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $115,025,196)                           $ 117,185,424
---------------------------------------------------------------------------------------------------------
                                              COLLATERALIZED MORTGAGE OBLIGATIONS -- 18.5%
                                              CONSUMER SERVICES -- 0.0%
                                              Hotels, Resorts & Cruise Lines -- 0.0%
       435,209                      NR/Baa3   S2 Hospitality LLC, 4.5%,
                                              4/15/25 (144A)                                $     435,857
                                                                                            -------------
                                              Total Consumer Services                       $     435,857
---------------------------------------------------------------------------------------------------------
                                              BANKS -- 13.1%
                                              Thrifts & Mortgage Finance -- 13.1%
     2,004,901                       NR/Ba3   Banc of America Alternative Loan Trust,
                                              5.0%, 7/25/19                                 $   2,048,095
     1,110,058                        NR/B2   Banc of America Alternative Loan Trust,
                                              5.25%, 5/25/34                                    1,129,074
     1,403,364                       NR/Ba1   Banc of America Alternative Loan Trust,
                                              5.5%, 1/25/20                                     1,427,338
     1,279,975                        NR/B1   Banc of America Alternative Loan Trust,
                                              5.5%, 11/25/19                                    1,296,880
     1,207,631                        NR/B3   Banc of America Alternative Loan Trust,
                                              5.5%, 3/25/19                                     1,242,760

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 27

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
     2,025,780                      NR/Baa2   Banc of America Alternative Loan Trust,
                                              5.5%, 9/25/33                                 $   2,061,774
     1,012,962                      A+/Baa2   Banc of America Alternative Loan Trust,
                                              5.75%, 4/25/33                                    1,099,333
     2,005,741                       NR/Ba2   Banc of America Alternative Loan Trust,
                                              6.0%, 3/25/34                                     2,068,965
     1,664,223                       CCC/NR   Banc of America Funding Corp., 5.5%,
                                              1/25/36                                           1,683,924
     1,506,263                      BBB+/NR   Banc of America Funding Corp.,
                                              5.5%, 10/25/33                                    1,584,137
     1,484,752         0.34           BB-/A   Banc of America Funding Corp.,
                                              Floating Rate Note, 8/26/36 (144A)                1,396,558
       440,533         0.31          AAA/NR   Banc of America Funding Corp.,
                                              Floating Rate Note, 9/26/46 (144A)                  433,523
       850,271         3.12          NR/Ba1   Banc of America Mortgage 2003-H Trust,
                                              Floating Rate Note, 9/25/33                         856,242
     8,473,243                      NR/Caa2   Bayview Commercial Asset Trust,
                                              3.89%, 9/25/37 (Step) (144A)                        799,027
    12,647,494         3.57         NR/Caa2   Bayview Commercial Asset Trust,
                                              Floating Rate Note, 7/25/37 (144A)                  752,526
       396,955         2.75           NR/NR   BCAP LLC Trust, Floating Rate Note,
                                              12/27/34 (144A)                                     399,013
       372,214         3.05           NR/NR   BCAP LLC Trust, Floating Rate Note,
                                              6/27/36 (144A)                                      373,969
     1,483,239         2.34        AA+/Baa2   Bear Stearns ARM Trust 2003-5,
                                              Floating Rate Note, 8/25/33                       1,474,959
       310,235                      A+/Baa1   Chase Mortgage Finance Corp.,
                                              5.0%, 10/25/33                                      320,277
     1,500,000         0.38        BBB+/Aaa   Citigroup Commercial Mortgage Trust,
                                              Floating Rate Note, 4/15/22 (144A)                1,451,824
       645,185         0.51         AAA/Aaa   COMM 2005-FL11 Mortgage Trust,
                                              Floating Rate Note, 11/15/17 (144A)                 612,705
     1,377,109         0.55         AAA/Aaa   COMM 2005-FL11 Mortgage Trust,
                                              Floating Rate Note, 11/15/17 (144A)               1,280,240
     2,783,761         0.31         AAA/Aaa   COMM 2006-FL12 Mortgage Trust,
                                              Floating Rate Note, 12/15/20 (144A)               2,758,975
     5,745,000         0.34          AA-/A1   COMM 2006-FL12 Mortgage Trust,
                                              Floating Rate Note, 12/15/20 (144A)               5,349,147
     2,859,480         0.39           A+/A1   COMM 2007-FL14 Mortgage Trust,
                                              Floating Rate Note, 6/15/22 (144A)                2,810,763
       150,000                      NR/Baa3   COMM 2011-THL Mortgage Trust,
                                              5.949%, 6/9/28 (144A)                               155,766
       850,000                       NR/Aaa   COMM 2012-CCRE2 Mortgage Trust,
                                              3.147%, 8/15/45                                     896,984
       450,000                       NR/Aaa   COMM 2012-CCRE2 Mortgage Trust,
                                              3.791%, 8/15/45                                     484,417
       915,000                      AAA/Aaa   COMM 2012-CCRE4 Mortgage Trust,
                                              2.436%, 10/15/45                                    940,200

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
     3,500,000                       NR/Aaa   COMM 2012-LC4 Mortgage Trust,
                                              4.063%, 12/10/44                              $   3,829,640
     4,000,000         2.15          AAA/NR   Commercial Mortgage Pass Through
                                              Certificates, Floating Rate Note,
                                              11/17/26 (144A)                                   4,059,524
       694,101                       AA/Ba2   Countrywide Alternative Loan Trust,
                                              4.25%, 4/25/34                                      699,044
     1,013,006                       BB-/B2   Countrywide Alternative Loan Trust,
                                              4.75%, 10/25/33                                   1,030,819
     1,013,260                     BBB+/Ba3   Countrywide Alternative Loan Trust,
                                              5.125%, 3/25/34                                   1,027,796
     1,079,154                       CCC/B2   Countrywide Alternative Loan Trust,
                                              5.5%, 1/25/35                                     1,099,377
     1,593,216                        B-/NR   Countrywide Alternative Loan Trust,
                                              5.5%, 8/25/34                                     1,576,028
     1,701,224                      BBB+/NR   Countrywide Alternative Loan Trust,
                                              5.75%, 12/25/33                                   1,752,594
     1,003,088         0.66          CCC/NR   Countrywide Alternative Loan Trust,
                                              Floating Rate Note, 8/25/18                         940,365
       128,028                       BB-/NR   Countrywide Home Loan Mortgage
                                              Pass Through Trust, 5.25%, 1/25/35                  128,089
     1,600,000                      NR/Baa3   Countrywide Home Loan Mortgage
                                              Pass Through Trust, 5.25%, 6/25/34                1,653,832
     1,213,049         4.81          A+/Ba1   Countrywide Home Loan Mortgage
                                              Pass Through Trust, Floating Rate
                                              Note, 12/25/33                                    1,213,627
       465,222         0.58         AA+/Aa3   DSLA Mortgage Loan Trust 2004-AR3,
                                              Floating Rate Note, 7/19/44                         437,412
       400,804         5.71         NR/Baa1   First Horizon Mortgage Pass-Through
                                              Trust 2004-AR5, Floating Rate Note,
                                              10/25/34                                            408,384
       550,586         2.62          BB-/B1   First Horizon Mortgage Pass-Through
                                              Trust 2005-AR1, Floating Rate Note,
                                              4/25/35                                             547,548
       287,658                       CCC/NR   First Horizon Mortgage Pass-Through
                                              Trust 2006-1, 6.0%, 5/25/36                         289,992
       931,805         0.38           A/Aa3   GE Business Loan Trust 2007-1,
                                              Floating Rate Note, 4/16/35 (144A)                  796,693
     3,296,127                       NR/Aaa   GE Capital Commercial Mortgage
                                              Corp., 5.145%, 7/10/37                            3,330,179
       800,000         5.31            A/A1   GMAC Commercial Mortgage Securities
                                              Inc Series 2003-C3 Trust, Floating
                                              Rate Note, 4/10/40                                  817,526
     3,375,000                       AAA/NR   GMAC Commercial Mortgage Securities
                                              Inc Series 2004-C3 Trust, 4.864%,
                                              12/10/41                                          3,587,520
     1,250,000                       NR/Aaa   GS Mortgage Securities Corp. II,
                                              3.377%, 5/10/45                                   1,353,258

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 29

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
       900,000                       NR/Aaa   GS Mortgage Securities Corp. II,
                                              5.56%, 11/10/39                               $   1,038,095
     3,000,000         1.26         AAA/Aaa   GS Mortgage Securities Corp. II,
                                              Floating Rate Note, 3/6/20 (144A)                 3,004,041
       700,000         2.20           AA/NR   GS Mortgage Securities Corp. II,
                                              Floating Rate Note, 3/6/20 (144A)                   701,427
       412,752         2.98         BBB+/NR   GSR Mortgage Loan Trust, Floating
                                              Rate Note, 1/25/35                                  405,506
       276,008         5.74            B/NR   GSR Mortgage Loan Trust, Floating
                                              Rate Note, 2/25/34                                  237,039
     1,901,512         3.06           A+/B1   GSR Mortgage Loan Trust, Floating
                                              Rate Note, 6/25/34                                1,913,553
     1,834,761         2.63          AAA/NR   GSR Mortgage Loan Trust, Floating
                                              Rate Note, 8/25/33                                1,849,448
     3,324,417         0.56         AAA/Aa3   Homestar Mortgage Acceptance Corp.,
                                              Floating Rate Note, 6/25/34                       3,291,408
       859,787         0.93        AAA/Baa2   Impac CMB Trust Series 2004-5,
                                              Floating Rate Note, 10/25/34                        820,381
     2,274,222         0.95         BBB+/A3   Impac CMB Trust Series 2004-7,
                                              Floating Rate Note, 11/25/34                      2,165,353
       878,149         0.97           B/Ba2   Impac CMB Trust Series 2004-9,
                                              Floating Rate Note, 1/25/35                         788,960
     2,214,401         1.01         AAA/Aaa   Impac Secured Assets CMN Owner
                                              Trust, Floating Rate Note, 11/25/34               2,130,798
       964,704         0.56         AAA/Aaa   Impac Secured Assets Trust 2006-1,
                                              Floating Rate Note, 5/25/36                         952,775
       711,594         0.56         AAA/Aaa   Impac Secured Assets Trust 2006-2,
                                              Floating Rate Note, 8/25/36                         708,738
     1,600,000                       AAA/NR   JP Morgan Chase Commercial
                                              Mortgage Securities Corp., 3.616%,
                                              11/15/43 (144A)                                   1,776,277
     1,350,000                       NR/Aaa   JP Morgan Chase Commercial
                                              Mortgage Securities Corp.,
                                              4.171%, 8/15/46                                   1,537,489
     1,147,017                       NR/Aaa   JP Morgan Chase Commercial
                                              Mortgage Securities Corp.,
                                              4.767%, 3/12/39                                   1,147,452
     2,800,000         2.58            A/A2   JP Morgan Chase Commercial
                                              Mortgage Securities Corp., Floating
                                              Rate Note, 10/15/25 (144A)                        2,834,124
       900,000         3.98           AA/NR   JP Morgan Chase Commercial
                                              Mortgage Securities Corp., Floating
                                              Rate Note, 10/15/45 (144A)                          931,280
     1,993,342         2.11         AAA/Aaa   JP Morgan Chase Commercial
                                              Mortgage Securities Corp., Floating
                                              Rate Note, 11/15/28 (144A)                        2,012,115
     1,100,000         0.36          AA/Aa3   JP Morgan Chase Commercial
                                              Mortgage Securities Corp., Floating
                                              Rate Note, 5/15/47                                1,092,594

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
       255,385         5.15         AA+/Aa3   JP Morgan Chase Commercial
                                              Mortgage Securities Corp., Floating
                                              Rate Note, 7/12/35                            $     255,326
       162,905         0.58          NR/Aa1   JP Morgan Chase Commercial
                                              Mortgage Securities Corp., Floating
                                              Rate Note, 7/15/19 (144A)                           158,655
     1,000,000         4.65          AA-/A1   JP Morgan Chase Commercial
                                              Mortgage Securities Corp., Floating
                                              Rate Note, 7/15/28 (144A)                         1,008,972
     2,344,704                       B-/Ba2   JP Morgan Mortgage Trust, 6.0%,
                                              9/25/34                                           2,406,255
     1,638,027         2.37        AAA/Baa1   JP Morgan Mortgage Trust, Floating
                                              Rate Note, 10/25/33                               1,662,232
     1,528,646         4.44        AAA/Baa1   JP Morgan Mortgage Trust, Floating
                                              Rate Note, 10/25/33                               1,567,215
     2,560,950         2.52        AA+/Baa3   JP Morgan Mortgage Trust, Floating
                                              Rate Note, 2/25/34                                2,624,820
     1,345,074         4.89        AA+/Baa1   JP Morgan Mortgage Trust, Floating
                                              Rate Note, 2/25/34                                1,368,226
       358,411         3.06           A+/NR   JP Morgan Mortgage Trust, Floating
                                              Rate Note, 5/25/34                                  362,520
     1,700,000                      AAA/Aaa   LB-UBS Commercial Mortgage Trust,
                                              4.568%, 1/15/31                                   1,763,980
     2,192,998                      AAA/Aaa   LB-UBS Commercial Mortgage Trust,
                                              4.664%, 7/15/30                                   2,239,439
     2,800,000         5.62         BBB+/NR   LB-UBS Commercial Mortgage Trust,
                                              Floating Rate Note, 10/15/35 (144A)               2,792,555
       737,183         0.91          BB/Aaa   Lehman Brothers Floating Rate
                                              Commercial Mortgage Trust
                                              2007-LLF C5, Floating Rate Note,
                                              6/15/22 (144A)                                      726,482
       550,000         1.11           B+/A1   Lehman Brothers Floating Rate
                                              Commercial Mortgage Trust
                                              2007-LLF C5, Floating Rate Note,
                                              6/15/22 (144A)                                      528,266
       204,089         5.41         AAA/Aaa   Lehman Brothers Small Balance
                                              Commercial Mortgage Trust 2006-3,
                                              Floating Rate Note, 12/25/36 (144A)                 202,012
       192,419         1.06         AAA/Aaa   Lehman Brothers Small Balance
                                              Commercial Mortgage Trust 2007-3
                                              Class 1A2, Floating Rate Note,
                                              10/25/37 (144A)                                     186,833
       443,689         1.16          A+/Aa1   Lehman Brothers Small Balance
                                              Commercial Mortgage Trust 2007-3
                                              Class 1A4, Floating Rate Note,
                                              10/25/37 (144A)                                     440,977
     2,626,744         0.46         AAA/Aa1   Lehman Brothers Small Balance
                                              Commercial, Floating Rate Note,
                                              2/25/30 (144A)                                    2,222,464

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 31

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
       384,265         0.46          A+/Aa3   Lehman Brothers Small Balance
                                              Commercial, Floating Rate Note,
                                              9/25/30 (144A)                                $     321,436
     1,242,676         5.29           B-/B3   MASTR Adjustable Rate Mortgages
                                              Trust, Floating Rate Note, 1/25/35                1,190,201
       364,559                        A-/NR   MASTR Alternative Loans Trust,
                                              4.5%, 1/25/15                                       365,432
       371,266                        B-/NR   MASTR Alternative Loans Trust,
                                              5.5%, 1/25/35                                       379,518
     1,349,401                        B+/NR   MASTR Alternative Loans Trust,
                                              5.5%, 10/25/19                                    1,388,014
     1,989,157                        A+/NR   MASTR Alternative Loans Trust,
                                              5.5%, 2/25/35                                     1,985,626
     2,876,069                         B/NR   MASTR Alternative Loans Trust,
                                              6.0%, 7/25/34                                     2,934,091
     1,122,265         6.72           A-/NR   Mastr Seasoned Securities Trust,
                                              Floating Rate Note, 9/25/32                       1,177,613
     1,407,860         0.67           A+/A3   Merrill Lynch Mortgage Investors
                                              Trust Series MLCC 2004-A, Floating
                                              Rate Note, 4/25/29                                1,377,231
       360,162         2.42          BBB/B3   Merrill Lynch Mortgage Investors
                                              Trust Series MLCC 2005-2, Floating
                                              Rate Note, 10/25/35                                 355,690
     3,095,343         0.67        AA+/Baa2   Merrill Lynch Mortgage Investors
                                              Trust Series MLCC 2005-A, Floating
                                              Rate Note, 3/25/30                                3,031,566
       590,000         5.24          AAA/NR   Merrill Lynch Mortgage Trust Class A4,
                                              Floating Rate Note, 11/12/35                       605,517
     2,950,000                        NR/NR   Morgan Stanley Re-REMIC Trust
                                              2010-R9, 5.0%, 11/26/36 (144A)                    3,016,375
     3,171,595         0.99        AA+/Baa1   MortgageIT Trust 2004-1, Floating
                                              Rate Note, 11/25/34                               3,036,330
       321,551         0.51        BBB+/Ba2   MortgageIT Trust 2005-3, Floating
                                              Rate Note, 8/25/35                                  287,364
     1,695,622         1.41         AAA/Aaa   NorthStar 2012-1 Mortgage Trust,
                                              Floating Rate Note, 8/25/29 (144A)                1,692,580
       934,301                       NR/Aa3   PHH Mortgage Capital LLC, 6.6%,
                                              12/25/27 (Step) (144A)                              913,013
       616,728                       BB+/B2   RAAC Series, 6.0%, 1/25/32                          628,950
       700,442         1.61          B-/Ba1   RESI Finance LP, Floating Rate Note,
                                              9/10/35 (144A)                                      618,427
       889,721                       AA-/NR   Residential Asset Securitization Trust,
                                              5.25%, 11/25/34                                     904,094
       740,866                        B-/NR   Residential Asset Securitization Trust,
                                              5.5%, 2/25/35                                       754,594
     1,777,355                       CCC/NR   Residential Asset Securitization Trust,
                                              5.5%, 7/25/35                                     1,763,483
     2,059,536                         B/NR   Residential Asset Securitization Trust,
                                              5.75%, 12/25/34                                   2,108,619

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
       314,683         0.71          AAA/NR   Residential Asset Securitization Trust,
                                              Floating Rate Note, 7/25/33                   $     313,617
     3,934,322         0.87        AA+/Baa1   Sequoia Mortgage Trust 2003-2,
                                              Floating Rate Note, 6/20/33                       3,807,892
     1,662,179         0.83        AA+/Baa3   Sequoia Mortgage Trust 2003-5,
                                              Floating Rate Note, 9/20/33                       1,611,458
     1,318,439         0.80          AAA/A3   Sequoia Mortgage Trust 2004-12,
                                              Floating Rate Note, 1/20/35                       1,194,651
     1,571,713         0.43        BBB+/Ba3   Sequoia Mortgage Trust 2005-2,
                                              Floating Rate Note, 3/20/35                       1,432,894
       885,915                        NR/NR   SMA Issuer I LLC, 3.5%,
                                              8/20/25 (144A)                                     891,083
     2,917,884         2.22          AAA/NR   Springleaf Mortgage Loan Trust,
                                              Floating Rate Note, 10/25/57 (144A)               3,005,712
       303,668         0.95          A+/Ba1   Structured Asset Mortgage Investments,
                                              Inc., Floating Rate Note, 12/19/33                  279,682
     1,330,419         2.90         A+/Baa3   Structured Asset Securities Corp.,
                                              Floating Rate Note, 10/25/33                      1,336,562
     1,529,303         0.86           NR/NR   Structured Asset Securities Corp.,
                                              Floating Rate Note, 10/25/37 (144A)               1,510,187
     4,000,000         5.53            NR/C   Structured Asset Securities Corp.,
                                              Floating Rate Note, 12/18/49 (144A)                 686,240
     1,340,927         2.68         BBB+/B2   Structured Asset Securities Corp.,
                                              Floating Rate Note, 12/25/34                      1,366,268
     1,263,931         4.10         AAA/Ba1   Thornburg Mortgage Securities Trust
                                              Class II4A, Floating Rate Note, 3/25/44           1,267,853
     4,307,185         0.95       BBB+/Baa3   Thornburg Mortgage Securities Trust,
                                              Floating Rate Note, 9/25/44                       4,224,883
     4,470,000                      AAA/Aa1   Timberstar Trust, 5.668%,
                                              10/15/36 (144A)                                   5,128,972
     1,435,000                       AA/Aa3   Timberstar Trust, 5.747%,
                                              10/15/36 (144A)                                   1,579,754
     3,787,250                      AAA/Aaa   Wachovia Bank Commercial Mortgage
                                              Trust, 4.803%, 10/15/41                           4,038,686
     2,500,000         5.61          AA-/NR   Wachovia Bank Commercial Mortgage
                                              Trust, Floating Rate Note,
                                              4/15/35 (144A)                                    2,498,902
   672,923,843         0.01         AAA/Aaa   Wachovia Bank Commercial Mortgage
                                              Trust, Floating Rate Note, 6/15/45                  172,941
     4,320,330         2.45         BBB+/NR   WaMu Mortgage Pass Through
                                              Certificates, Floating Rate Note,
                                              1/25/35                                           4,334,755
       220,082         2.26          NR/Ba3   WaMu Mortgage Pass Through Certificates,
                                              Floating Rate Note, 2/27/34                         179,248
     3,006,984         2.44           A+/A2   WaMu Mortgage Pass Through Certificates,
                                              Floating Rate Note, 6/25/33                       3,089,490
     2,050,755         2.57          A+/Ba3   WaMu Mortgage Pass Through Certificates,
                                              Floating Rate Note, 6/25/34                       2,085,200

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 33

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
     1,167,626         2.46         BB+/Ba1   WaMu Mortgage Pass Through Certificates,
                                              Floating Rate Note, 8/25/33                   $   1,068,963
       172,040         2.43          A+/Ba3   WaMu Mortgage Pass Through Certificates,
                                              Floating Rate Note, 8/25/34                         169,852
     3,370,967                       NR/Aaa   Wells Fargo Commercial Mortgage Trust,
                                              3.349%, 11/15/43 (144A)                           3,640,021
     1,927,000                       NR/Aaa   Wells Fargo Commercial Mortgage Trust,
                                              3.539%, 10/15/45                                  2,029,628
     1,219,134                     AA+/Baa3   Wells Fargo Mortgage Backed Securities
                                              Trust, 4.75%, 12/25/18                            1,255,540
       653,035                       AA+/A1   Wells Fargo Mortgage Backed Securities
                                              Trust, 5.0%, 11/25/36                               677,565
       536,714         2.66          AA+/A2   Wells Fargo Mortgage Backed Securities
                                              Trust, Floating Rate Note, 10/25/34                 552,000
       956,241         4.49         AA+/Aa2   Wells Fargo Mortgage Backed Securities
                                              Trust, Floating Rate Note, 11/25/33                 957,792
       469,572         4.50         A+/Baa1   Wells Fargo Mortgage Backed Securities
                                              Trust, Floating Rate Note, 11/25/33                 461,842
       872,932         2.50         NR/Baa2   Wells Fargo Mortgage Backed Securities
                                              Trust, Floating Rate Note, 2/25/33                  878,939
       366,434         2.61          A+/Ba1   Wells Fargo Mortgage Backed Securities
                                              Trust, Floating Rate Note, 6/25/34                  369,803
       350,000         5.39           NR/A2   WFRBS Commercial Mortgage Trust
                                              2011-C2, Floating Rate Note,
                                              2/15/44 (144A)                                      393,006
                                                                                            -------------
                                                                                            $ 212,952,369
                                                                                            -------------
                                              Total Banks                                   $ 212,952,369
---------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 2.6%
                                              Other Diversified Financial Services -- 2.3%
     1,471,471         3.13          AA+/NR   Banc of America Mortgage 2003-F
                                              Trust, Floating Rate Note, 7/25/33            $   1,484,022
     1,137,875         3.16          NR/Ba2   Banc of America Mortgage 2003-I
                                              Trust, Floating Rate Note, 10/25/33               1,154,415
       410,153         3.00          AA+/NR   Banc of America Mortgage 2004-E
                                              Trust, Floating Rate Note, 6/25/34                  409,861
       768,842         5.08         BBB+/NR   Banc of America Mortgage 2005-H
                                              Trust, Floating Rate Note, 9/25/35                  772,160
     1,980,318                        A+/NR   Banc of America Mortgage Trust
                                              2004-11, 5.75%, 1/25/35                           2,030,372
       203,194                      BB+/NR    Banc of America Mortgage Trust
                                              2004-7, 4.5%, 8/25/19                               206,422
     1,533,813                        A+/NR   Banc of America Mortgage Trust
                                              2004-9, 5.5%, 11/25/34                            1,601,974
       721,123                        NR/B1   Citicorp Mortgage Securities, Inc.,
                                              5.0%, 2/25/36                                       763,969

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Other Diversified Financial
                                              Services -- (continued)
     1,498,361         0.33        BBB+/Aaa   Commercial Mortgage Pass-Through
                                              Certificates Series 2007-TFL1, Floating
                                              Rate Note, 2/15/22 (144A)                     $   1,463,060
     1,900,000         5.42          NR/Aa2   DBUBS Mortgage Trust, Floating Rate
                                              Note, 8/10/44 (144A)                              2,224,176
       637,002                      AAA/Aaa   Greenwich Capital Commercial Funding
                                              Corp., 4.111%, 7/5/35                               639,891
       463,723         5.95         B-/Caa1   JP Morgan Alternative Loan Trust,
                                              Floating Rate Note, 9/25/36                         465,955
       644,089         3.00           NR/NR   La Hipotecaria SA de CV, Floating Rate
                                              Note, 9/8/39 (144A)                                 671,462
     1,395,000         5.58           NR/A2   LSTAR Commercial Mortgage Trust,
                                              Floating Rate Note, 6/25/43 (144A)                1,515,199
     1,824,224         2.52           A+/NR   Merrill Lynch Mortgage Investors, Inc.,
                                              Floating Rate Note, 2/25/35                       1,839,434
     1,000,000                        A+/NR   Morgan Stanley Capital I Trust
                                              2007-HQ13, 5.569%, 12/15/44                       1,129,800
       914,330         0.31         AA+/Aaa   Morgan Stanley Capital I, Inc., Floating
                                              Rate Note, 10/15/20 (144A)                          910,385
     5,102,000         0.34          A+/Aa3   Morgan Stanley Capital I, Inc., Floating
                                              Rate Note, 10/15/20 (144A)                        4,795,880
     2,034,533                      NR/Baa3   ORES NPL LLC, 4.0%, 9/25/44 (144A)                2,041,869
     1,235,894                      NR/Baa3   RALI Trust, 5.0%, 3/25/19                         1,289,954
       895,141                       NR/Ba1   RALI Trust, 5.0%, 7/25/18                           914,914
     3,495,010                        NR/B1   RALI Trust, 5.0%, 9/25/19                         3,596,425
     1,533,990                        NR/B3   RALI Trust, 5.5%, 12/25/34                        1,513,767
     1,989,621                       AAA/NR   RALI Trust, 6.0%, 10/25/34                        2,027,549
     1,217,375         2.74        AAA/Baa1   Structured Adjustable Rate Mortgage
                                              Loan Trust Class A1, Floating Rate
                                              Note, 3/25/34                                     1,199,578
       381,111         4.21           NR/NR   Vericrest Opportunity Loan Trust
                                              2012-NPL1, Floating Rate Note,
                                              3/25/49 (144A)                                      381,883
                                                                                            -------------
                                                                                            $  37,044,376
---------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.0%
        44,368                       AAA/NR   COBALT CMBS Commercial Mortgage
                                              Trust 2006-C1, 5.174%, 8/15/48                $      44,482
---------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.1%
     1,816,162         4.62          AA+/A2   GMAC Mortgage Corp Loan Trust,
                                              Floating Rate Note, 10/19/33                  $   1,877,787
---------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody Banks -- 0.0%
       592,394         2.86           NR/NR   Jefferies & Co., Inc., Floating Rate
                                              Note, 5/26/37 (144A)                          $     593,646
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 35

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.2%
     1,440,000         4.88          AAA/NR   Banc of America Merrill Lynch
                                              Commercial Mortgage, Inc., Floating
                                              Rate Note, 7/10/42                            $   1,513,513
     1,538,068         7.42       BBB+/Baa2   Bear Stearns Commercial Mortgage
                                              Securities, Floating Rate Note,
                                              10/15/36 (144A)                                   1,593,369
                                                                                            -------------
                                                                                            $   3,106,882
                                                                                            -------------
                                              Total Diversified Financials                  $  42,667,173
---------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 1.3%
                                              Mortgage REIT's -- 1.2%
       363,642                        B+/NR   Credit Suisse First Boston Mortgage
                                              Securities Corp., 5.5%, 6/25/33               $     362,839
       753,101         2.88         AAA/Ba1    Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              11/25/33                                            732,651
       361,534         7.16         A+/Baa2   Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              12/15/35 (144A)                                     372,415
     1,152,795         1.56         AA+/Aa2   Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              12/25/33                                          1,102,884
       698,768         1.71          AA+/WR    Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              8/25/33                                             657,105
     3,250,000         6.45          D/Caa2   Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              9/15/34 (144A)                                    1,580,215
       650,000         3.61           NR/A2   FREMF Mortgage Trust Class B, Floating
                                              Rate Note, 11/25/46 (144A)                          674,288
       572,000         3.95           NR/NR   FREMF Mortgage Trust Class B, Floating
                                              Rate Note, 6/25/47 (144A)                           595,450
     5,000,000         4.44           A-/NR   FREMF Mortgage Trust Class B, Floating
                                              Rate Note, 7/25/48 (144A)                         5,365,515
     1,500,000         4.76           NR/NR   FREMF Mortgage Trust, Floating Rate
                                              Note, 11/25/49 (144A)                             1,609,932
       600,000         4.35           NR/NR   FREMF Mortgage Trust, Floating Rate
                                              Note, 12/25/44 (144A)                               634,623
       850,000         5.62           NR/A3   FREMF Mortgage Trust, Floating Rate
                                              Note, 4/25/20 (144A)                                961,076
     1,750,000         4.94           NR/A3   FREMF Mortgage Trust, Floating Rate
                                              Note, 4/25/44 (144A)                              1,915,062
     1,250,000         5.05           NR/A3   FREMF Mortgage Trust, Floating Rate
                                              Note, 7/25/44 (144A)                              1,375,145
       600,000         5.40           A+/NR   FREMF Mortgage Trust, Floating Rate
                                              Note, 9/25/43                                       670,372
       890,000         5.33           NR/NR   FREMF Mortgage Trust, Floating Rate
                                              Note, 9/25/45 (144A)                                990,521
                                                                                            -------------
                                                                                            $  19,600,093
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Diversified Real Estate Activities -- 0.1%
     1,172,792         0.65         AAA/Aaa   Mellon Residential Funding Corp.,
                                              Floating Rate Note, 12/15/30                  $   1,166,053
---------------------------------------------------------------------------------------------------------
                                              Real Estate Services -- 0.0%
     1,130,000         0.96         AA+/Aa1   Banc of America Large Loan Trust
                                              2007-BMB1, Floating Rate Note,
                                              8/15/29 (144A)                                $   1,111,796
                                                                                            -------------
                                              Total Real Estate                             $  21,877,942
---------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 1.5%
                                              Government -- 1.5%
         6,896                        NR/NR   Fannie Mae REMICS, 10.3%, 4/25/19             $       7,721
     1,000,000                        NR/NR   Fannie Mae REMICS, 4.5%, 6/25/29                  1,113,232
     1,876,632                        NR/NR   Fannie Mae REMICS, 5.0%, 3/25/24                  1,928,119
     4,453,457                        NR/NR   Fannie Mae REMICS, 5.0%, 7/25/33                  4,612,485
       387,145                        NR/NR   Fannie Mae REMICS, 5.0%, 9/25/39                    404,721
        42,320                        NR/NR   Fannie Mae REMICS, 5.69%, 1/25/32                    42,901
     3,484,086                        NR/NR   Freddie Mac REMICS, 5.0%, 6/15/33                 3,582,491
     1,906,185                        NR/NR   Freddie Mac REMICS, 5.0%, 6/15/34                 1,967,482
        18,705                        NR/NR   Freddie Mac REMICS, 5.0%, 8/15/35                    18,698
     1,185,786                        NR/NR   Freddie Mac REMICS, 5.5%, 2/15/33                 1,196,160
     1,994,426                        NR/NR   Government National Mortgage
                                              Association, 3.0%, 4/20/41                        2,103,326
       375,000                        NR/NR   Government National Mortgage
                                              Association, 4.973%, 4/16/42                        428,602
       660,771                        NR/NR   Government National Mortgage
                                              Association, 5.25%, 8/16/35                         781,878
    68,095,019         0.65           NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              11/16/51 (d)                                      2,735,922
    11,893,956         1.03           NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              2/16/53 (d)                                       1,012,128
     8,230,169         1.05           NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              3/16/53 (d)                                         685,729
    13,842,764         1.10           NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              8/16/52 (d)                                       1,073,617
    12,892,976         1.07           NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              9/16/52 (d)                                       1,121,199
                                                                                            -------------
                                                                                            $  24,816,411
                                                                                            -------------
                                              Total Government                              $  24,816,411
---------------------------------------------------------------------------------------------------------
                                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                              (Cost $299,800,933)                           $ 302,749,752
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 37

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS -- 35.5%
                                              ENERGY -- 3.3%
                                              Oil & Gas Drilling -- 0.1%
     1,025,000                    BBB+/Baa1   Pride International, Inc., 6.875%,
                                              8/15/20                                       $   1,296,328
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.2%
       125,000                    BBB-/Baa2   Weatherford International, Ltd.
                                              Bermuda, 5.95%, 4/15/42                       $     135,669
     2,815,000                    BBB-/Baa2   Weatherford International, Ltd.
                                              Bermuda, 9.625%, 3/1/19                           3,672,548
                                                                                            -------------
                                                                                            $   3,808,217
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 0.9%
     2,292,000                        BB/B1   Denbury Resources, Inc., 8.25%,
                                              2/15/20                                       $   2,578,500
     1,800,000                         B/NR   EP Energy LLC, 9.375%, 5/1/20                     2,029,500
       866,879                      BBB+/NR   Gazprom OAO Via Gazprom
                                              International SA, 7.201%, 2/1/20                    971,243
       901,000                     BBB/Baa2   Marathon Oil Corp., 5.9%, 3/15/18                 1,089,741
     1,400,000                     BBB-/Ba1   Newfield Exploration Co., 5.625%,
                                              7/1/24                                            1,512,000
     1,037,472                        A/Aa3   Ras Laffan Liquefied Natural Gas Co.,
                                              Ltd. III, 5.832%, 9/30/16 (144A)                  1,142,775
     1,000,000                    BBB-/Baa2   TNK-BP Finance SA, 6.625%,
                                              3/20/17 (144A)                                    1,137,500
     2,080,000                    BBB-/Baa2   TNK-BP Finance SA, 7.5%,
                                              7/18/16 (144A)                                    2,407,600
     1,000,000                    BBB-/Baa2   TNK-BP Finance SA, 7.875%,
                                              3/13/18 (144A)                                    1,213,900
                                                                                            -------------
                                                                                            $  14,082,759
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Refining & Marketing -- 0.4%
     2,475,000                     BBB/Baa2   Spectra Energy Capital LLC, 6.2%,
                                              4/15/18                                       $   3,013,607
     2,890,000                     BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19              3,975,134
                                                                                            -------------
                                                                                            $   6,988,741
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage & Transportation -- 1.7%
       435,000                    BBB-/Baa2   Boardwalk Pipelines LP, 5.5%, 2/1/17          $     480,554
     1,535,000                     BBB/Baa3   Buckeye Partners LP, 6.05%, 1/15/18               1,728,055
     2,900,000                     BBB/Baa2   DCP Midstream LLC, 9.75%,
                                              3/15/19 (144A)                                    3,836,192
     3,250,000                     BBB/Baa2   Kinder Morgan Energy Partners LP,
                                              5.95%, 2/15/18                                    3,891,267
     3,500,000                     BBB/Baa2   Plains All American Pipeline LP,
                                              6.125%, 1/15/17                                   4,127,308
     3,885,000                         A/A3   Questar Pipeline Co., 5.83%, 2/1/18               4,566,021
     1,200,000         3.33          BB/Ba1   Southern Union Co., Floating Rate
                                              Note, 11/1/66                                     1,027,500

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage & Transportation --
                                              (continued)
     1,500,000                     BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                              7/15/18                                       $   1,775,068
     2,200,000                    BBB-/Baa3   Sunoco Logistics Partners Operations
                                              LP, 6.1%, 2/15/42                                 2,530,200
     2,475,000                    BBB-/Baa3   The Williams Companies, Inc., 7.75%,
                                              6/15/31                                           3,157,813
                                                                                            -------------
                                                                                            $  27,119,978
                                                                                            -------------
                                              Total Energy                                  $  53,296,023
---------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 1.7%
                                              Diversified Chemicals -- 0.1%
       980,000                     BBB/Baa2   Eastman Chemical Co., 4.8%, 9/1/42            $   1,048,286
---------------------------------------------------------------------------------------------------------
                                              Specialty Chemicals -- 0.2%
     2,400,000                     BBB/Baa2   Cytec Industries, Inc., 8.95%, 7/1/17         $   3,009,341
---------------------------------------------------------------------------------------------------------
                                              Construction Materials -- 0.3%
     3,328,000                        B-/NR   Cemex Espana Luxembourg, 9.875%,
                                              4/30/19 (144A)                                $   3,710,720
       475,000                     BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                              6.0%, 12/30/19 (144A)                               538,759
                                                                                            -------------
                                                                                            $   4,249,479
---------------------------------------------------------------------------------------------------------
                                              Aluminum -- 0.2%
     2,425,000                    BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20                   $   2,648,449
---------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 0.5%
       900,000                    BBB-/Baa2   AngloGold Ashanti Holdings Plc,
                                              5.125%, 8/1/22                                $     912,135
     3,085,000                    BBB-/Baa2   AngloGold Ashanti Holdings Plc,
                                              5.375%, 4/15/20                                   3,183,908
     5,000,000                      BB+/Ba1   Gold Fields Orogen Holding BVI, Ltd.,
                                              4.875%, 10/7/20 (144A)                            4,913,810
                                                                                            -------------
                                                                                            $   9,009,853
---------------------------------------------------------------------------------------------------------
                                              Steel -- 0.4%
       500,000                      BB+/Ba1   ArcelorMittal, 6.0%, 3/1/21                   $     498,566
     3,900,000                      BB+/Ba1   ArcelorMittal, 6.125%, 6/1/18                     3,952,650
     2,805,000                      BB+/Ba2   Commercial Metals Co., 7.35%,
                                              8/15/18                                           3,043,425
                                                                                            -------------
                                                                                            $   7,494,641
                                                                                            -------------
                                              Total Materials                               $  27,460,049
---------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 1.9%
                                              Aerospace & Defense -- 0.2%
     3,020,000                       BB/Ba2   Esterline Technologies Corp.,
                                              6.625%, 3/1/17                                $   3,103,050
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 39

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Building Products -- 0.3%
       825,000                     BBB-/Ba3   Masco Corp., 5.95%, 3/15/22                   $     914,506
     4,260,000                     BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                      4,956,216
                                                                                            -------------
                                                                                            $   5,870,722
---------------------------------------------------------------------------------------------------------
                                              Electrical Components & Equipment -- 0.2%
     2,665,000                       BB/Ba3   Anixter, Inc., 5.95%, 3/1/15                  $   2,834,894
---------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 0.2%
     2,950,000                    BBB+/Baa2   Tyco Electronics Group SA, 6.55%,
                                              10/1/17                                       $   3,537,377
---------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery &
                                              Heavy Trucks -- 0.1%
      910,000                        A/Baa1   Cummins, Inc., 6.75%, 2/15/27                 $   1,130,421
---------------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 0.3%
     2,150,000                    BBB+/Baa1   Ingersoll-Rand Global Holding Co.,
                                              Ltd., 9.5%, 4/15/14                           $   2,379,418
     1,810,000                    BBB-/Baa3   Valmont Industries, Inc., 6.625%,
                                              4/20/20                                           2,131,049
                                                                                            -------------
                                                                                            $   4,510,467
---------------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 0.6%
     3,525,000                       BB+/NR   Aviation Capital Group Corp.,
                                              6.75%, 4/6/21 (144A)                          $   3,643,792
     5,660,000                     BBB/Baa2   GATX Corp., 6.0%, 2/15/18                         6,318,501
                                                                                            -------------
                                                                                            $   9,962,293
                                                                                            -------------
                                              Total Capital Goods                           $  30,949,224
---------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.1%
                                              Airlines -- 0.0%
       378,399                     BBB/Baa2   Southwest Airlines Co., 7.67%, 1/2/14         $     390,866
---------------------------------------------------------------------------------------------------------
                                              Trucking -- 0.1%
       529,000                    BBB-/Baa2   Asciano Finance, Ltd., 4.625%,
                                              9/23/20 (144A)                                $     548,908
                                                                                            -------------
                                                  Total Transportation                      $     939,774
---------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.1%
                                              Automobile Manufacturers -- 0.1%
       655,000                    BBB+/Baa1   Hyundai Motor Manufacturing
                                              Czech sro, 4.5%, 4/15/15 (144A)               $     697,850
       790,000                      BBB+/A3   Nissan Motor Acceptance Corp.,
                                              4.5%, 1/30/15 (144A)                                844,948
                                                                                            -------------
                                                                                            $   1,542,798
                                                                                            -------------
                                              Total Automobiles & Components                $   1,542,798
---------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.3%
                                              Household Appliances -- 0.3%
     4,235,000                    BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13                 $   4,269,016
                                                                                            -------------
                                              Total Consumer Durables & Apparel             $   4,269,016
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.8%
                                              Education Services -- 0.8%
       525,000                       NR/Aaa   Amherst College, 3.794%, 11/1/42              $     500,078
     1,000,000                       NR/Aa2   Bowdoin College, 4.693%, 7/1/12                     942,800
     1,100,000                      AAA/Aaa   Massachusetts Institute of Technology,
                                              5.6%, 7/1/11                                      1,596,232
     3,095,000                      AAA/Aaa   President and Fellows of Harvard
                                              College, 6.3%, 10/1/37                            3,592,521
     1,900,000                        A+/A1   The George Washington University,
                                              1.827%, 9/15/17                                   1,935,017
     3,550,000                      AA-/Aa2   Tufts University, 5.017%, 4/15/12                 4,055,875
                                                                                            -------------
                                                                                            $  12,622,523
                                                                                            -------------
                                              Total Consumer Services                       $  12,622,523
---------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.1%
                                              Internet Retail -- 0.1%
       800,000                     BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20                 $     890,082
                                                                                            -------------
                                              Total Retailing                               $     890,082
---------------------------------------------------------------------------------------------------------
                                              FOOD & STAPLES RETAILING -- 0.2%
                                              Drug Retail -- 0.2%
       746,304                    BBB+/Baa2   CVS Pass-Through Trust, 5.298%,
                                              1/11/27 (144A)                                $     830,307
     1,483,838                    BBB+/Baa2   CVS Pass-Through Trust, 5.773%,
                                              1/10/33 (144A)                                    1,749,594
                                                                                            -------------
                                                                                            $   2,579,901
                                                                                            -------------
                                              Total Food & Staples Retailing                $   2,579,901
---------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 1.0%
                                              Distillers & Vintners -- 0.1%
     1,500,000                    BBB-/Baa2   Beam, Inc., 3.25%, 5/15/22                    $   1,555,695
---------------------------------------------------------------------------------------------------------
                                              Agricultural Products -- 0.4%
     5,175,000                    BBB-/Baa2   Viterra, Inc., 5.95%, 8/1/20 (144A)           $   5,602,377
---------------------------------------------------------------------------------------------------------
                                              Packaged Foods & Meats -- 0.5%
     3,240,000                     BBB/Baa2   Kraft Foods Group, Inc., 3.5%,
                                              6/6/22 (144A)                                 $   3,458,269
     3,725,000                    BBB-/Baa2   Mondelez International, Inc.,
                                              6.5%, 2/9/40                                      5,003,982
                                                                                            -------------
                                                                                            $   8,462,251
                                                                                            -------------
                                              Total Food, Beverage & Tobacco                $  15,620,323
---------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                              Health Care Services -- 0.1%
     2,600,000                      AA-/Aa3   Catholic Health Initiatives, 4.35%,
                                              11/1/42                                       $   2,651,558
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 41

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Health Care Facilities -- 0.2%
       385,000                       BB/Ba3   HCA, Inc., 8.5%, 4/15/19                      $     429,275
     2,400,000                        A-/A3   NYU Hospitals Center, 4.428%,
                                              7/1/42                                            2,329,944
                                                                                            -------------
                                                                                            $   2,759,219
                                                                                            -------------
                                              Total Health Care Equipment & Services        $   5,410,777
---------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS, BIOTECHNOLOGY
                                              & LIFE SCIENCES -- 0.4%
                                              Life Sciences Tools & Services -- 0.4%
     5,366,000                    BBB+/Baa2   Agilent Technologies, Inc., 6.5%, 11/1/17     $   6,486,646
                                                                                            -------------
                                              Total Pharmaceuticals, Biotechnology
                                              & Life Sciences                               $   6,486,646
---------------------------------------------------------------------------------------------------------
                                              BANKS -- 4.5%
                                              Diversified Banks -- 2.3%
     3,515,000                    BBB+/Baa3   Barclays Bank Plc, 6.05%,
                                              12/4/17 (144A)                                $   3,888,954
     3,815,000                        NR/A3   BBVA Bancomer SA Texas, 6.5%,
                                              3/10/21 (144A)                                    4,234,650
     3,435,000                      AA-/Aa2   Cooperatieve Centrale Raiffeisen-
                                              Boerenleenbank BA Netherlands,
                                              3.875%, 2/8/22                                    3,696,486
     2,820,000         8.38        BBB-/Ba2   Credit Agricole SA, Floating Rate Note
                                              (Perpetual) (144A)                                2,989,200
      625,000                        A+/Aa3   Export-Import Bank of Korea, 5.875%,
                                              1/14/15                                             683,424
     1,855,000                        A/Aa3   Industrial Bank of Korea, 7.125%,
                                              4/23/14 (144A)                                    1,995,616
     3,476,000                    BBB+/Baa2   Intesa Sanpaolo S.p.A., 3.625%,
                                              8/12/15 (144A)                                    3,478,051
     1,400,000                    BBB+/Baa2   Intesa Sanpaolo S.p.A., 6.5%,
                                              2/24/21 (144A)                                    1,475,187
     3,000,000                       BBB/A3   Macquarie Bank, Ltd., 6.625%,
                                              4/7/21 (144A)                                     3,316,020
     4,500,000                       A/Baa1   Nordea Bank AB, 4.25%,
                                              9/21/22 (144A)                                    4,634,964
     1,789,474         3.06            A/NR   SBP DPR Finance Co., Floating Rate
                                              Note, 3/15/17 (144A)                              1,783,025
     2,600,000         4.50         NR/Baa2   Scotiabank Peru SA, Floating Rate
                                              Note, 12/13/27 (144A)                             2,593,500
     2,200,000                         A/A2   Standard Chartered Bank, 6.4%,
                                              9/26/17 (144A)                                    2,561,174
                                                                                            -------------
                                                                                            $  37,330,251
---------------------------------------------------------------------------------------------------------
                                              Regional Banks -- 2.0%
     1,585,000                     BB+/Baa3   Capital One Capital VI, 8.875%,
                                              5/15/40                                       $   1,585,000
     1,190,000                        A-/NR   CoBank ACB, 7.875%, 4/16/18 (144A)                1,511,988

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Regional Banks -- (continued)
     3,350,000                         A/A2   HSBC Bank USA NA New York NY,
                                              6.0%, 8/9/17                                  $   3,914,177
     2,505,000                         A/A1   Mellon Funding Corp., 5.5%,
                                              11/15/18                                          2,941,601
     1,435,000                        A-/A3   PNC Bank NA, 6.0%, 12/7/17                        1,727,284
     6,273,000         8.25        BBB/Baa3   PNC Financial Services Group, Inc.,
                                              Floating Rate Note (Perpetual)                    6,382,778
     1,050,000         6.75        BBB/Baa3   PNC Financial Services Group, Inc.,
                                              Floating Rate Note (Perpetual)                    1,192,527
     1,500,000         8.70        BBB/Baa3   PNC Preferred Funding Trust III, Floating
                                              Rate Note (Perpetual) (144A)                      1,512,120
     4,080,000                    BBB-/Baa2   Sovereign Bank, 8.75%, 5/30/18                    4,804,114
     1,025,000                     BBB/Baa1   SunTrust Banks, Inc., 3.5%, 1/20/17               1,100,771
     1,450,000                      BBB-/NR   UBS AG, 7.625%, 8/17/22                           1,601,579
     3,520,000                        A+/A1   Wachovia Bank NA, 6.0%, 11/15/17                  4,221,100
                                                                                            -------------
                                                                                            $  32,495,039
---------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- 0.2%
     2,300,000                    BBB-/Baa2   Astoria Financial Corp., 5.0%, 6/19/17        $   2,444,116
     2,000,000                     BBB/Baa2   Santander Holdings USA, Inc.
                                              Pennsylvania, 3.0%, 9/24/15                       2,036,678
                                                                                            -------------
                                                                                            $   4,480,794
                                                                                            -------------
                                              Total Banks                                   $  74,306,084
---------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 8.2%
                                              Other Diversified Financial Services -- 3.3%
     3,000,000                    BBB+/Baa2   Alterra Finance LLC, 6.25%, 9/30/20           $   3,466,323
     1,100,000                    BBB+/Baa3   Bank of America Corp., 7.75%,
                                              8/15/15                                           1,246,819
     1,600,000         6.50          BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                              5/24/13 (Cat Bond) (144A)                         1,614,400
     2,000,000         5.95           BB/NR   Citigroup, Inc., Floating Rate Note
                                              (Perpetual)                                       2,025,000
       300,000         9.00          BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                              1/8/15 (Cat Bond) (144A)                            304,800
       950,000       10.25           BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                              1/8/15 (Cat Bond) (144A)                            964,535
       250,000         9.00           BB/NR   East Lane Re V, Ltd., Floating Rate Note,
                                              3/16/16 (Cat Bond) (144A)                           268,150
       250,000         6.73          BB-/NR   Embarcadero Reinsurance, Ltd., Floating
                                              Rate Note, 8/4/14 (Cat Bond) (144A)                 252,000
       650,000         5.00          BB+/NR   Embarcadero Reinsurance, Ltd., Floating
                                              Rate Note, 8/7/15 (Cat Bond) (144A)                 662,480
     4,860,000                        AA/A2   General Electric Capital Corp., 5.3%,
                                              2/11/21                                           5,641,401
     1,800,000         7.12        AA-/Baa1   General Electric Capital Corp., Floating
                                              Rate Note (Perpetual)                             2,034,522

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 43

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Other Diversified Financial
                                              Services -- (continued)
       890,000                    BBB+/Baa1   Hyundai Capital Services, Inc., 3.5%,
                                              9/13/17 (144A)                                $     939,849
     1,840,000                    BBB+/Baa1   Hyundai Capital Services, Inc., 6.0%,
                                              5/5/15 (144A)                                     2,020,576
     2,250,000         6.20          BB-/NR   Ibis Re, Ltd., Floating Rate Note,
                                              5/3/13 (Cat Bond) (144A)                          2,273,625
       250,000         9.25            B/NR   Ibis Re, Ltd., Floating Rate Note,
                                              5/3/13 (Cat Bond) (144A)                            255,125
     2,575,000                         A/A2   JPMorgan Chase & Co., 6.0%, 1/15/18               3,082,757
     6,140,000         7.90         BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                              Note (Perpetual)                                  6,956,681
     2,400,000         6.00           BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                              1/8/14 (Cat Bond) (144A)                          2,400,960
       750,000         7.25           BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                              1/8/14 (Cat Bond) (144A)                            753,750
     1,650,000         6.25           BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                              5/17/13 (Cat Bond) (144A)                         1,660,725
     2,550,000         8.25          BB-/NR   Lodestone Re, Ltd., Floating Rate Note,
                                              5/17/13 (Cat Bond) (144A)                         2,579,835
       750,000         7.50          BB-/NR   Queen Street II Capital, Ltd., Floating
                                              Rate Note, 4/9/14 (Cat Bond) (144A)                 753,975
       500,000         7.50          BB-/NR   Queen Street IV Capital, Ltd., Floating
                                              Rate Note, 4/9/15 (Cat Bond) (144A)                 498,550
       800,000         6.25           BB/NR   Residential Reinsurance 2010, Ltd.,
                                              Floating Rate Note, 6/6/13
                                              (Cat Bond) (144A)                                   809,200
     1,500,000         0.00           BB/NR   Residential Reinsurance 2010, Ltd.,
                                              Floating Rate Note, 6/6/13
                                              (Cat Bond) (144A)                                 1,520,100
       400,000         9.00          BB-/NR   Residential Reinsurance 2011, Ltd.,
                                              Floating Rate Note, 6/6/15
                                              (Cat Bond) (144A)                                   416,560
     1,500,000         7.00           BB/NR   Shore Re, Ltd., Floating Rate Note,
                                              7/8/13 (Cat Bond) (144A)                          1,534,650
     1,250,000         7.70          BBB/NR   TIERS Trust, Floating Rate Note,
                                              10/15/97 (144A) (c)                                 738,322
     6,500,000         3.12         BBB-/NR   Vita Capital V, Ltd., Floating Rate Note,
                                              1/15/17 (Cat Bond) (144A)                         6,524,050
                                                                                            -------------
                                                                                            $  54,199,720
---------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.9%
     2,850,000                    BBB-/Baa3   Banque PSA Finance SA, 5.75%,
                                              4/4/21 (144A)                                 $   2,802,576
     2,900,000                    BBB+/Baa1   BM&FBovespa SA, 5.5%,
                                              7/16/20 (144A)                                    3,277,000
     5,205,000                      BBB-/WR   Cantor Fitzgerald LP, 7.875%,
                                              10/15/19 (144A)                                   5,336,317

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- (continued)
       625,000         5.25          BB+/NR   Kibou, Ltd., Floating Rate Note,
                                              2/16/15 (Cat Bond) (144A)                     $     638,938
     2,000,000                        A+/A1   National Rural Utilities Cooperative
                                              Finance Corp., 5.45%, 2/1/18                      2,404,800
                                                                                            -------------
                                                                                            $  14,459,631
---------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.8%
     1,465,000                     BBB/Baa1   Capital One Bank USA NA, 8.8%,
                                              7/15/19                                       $   1,983,752
     2,575,000                         A/A2   Caterpillar Financial Services Corp.,
                                              7.05%, 10/1/18                                    3,313,443
     3,155,000         4.00        BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14            3,187,370
     4,435,000                     CCC/Caa1   Springleaf Finance Corp., 6.9%,
                                              12/15/17                                          3,969,325
                                                                                            -------------
                                                                                            $  12,453,890
---------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody Banks -- 0.8%
     1,400,000                         A/NR   Blackstone Holdings Finance Co. LLC,
                                              4.75%, 2/15/23 (144A)                         $   1,488,280
     3,945,000                        A-/A3   Eaton Vance Corp., 6.5%, 10/2/17                  4,759,721
     4,050,000                    BBB-/Baa3   Janus Capital Group, Inc., 6.7%, 6/15/17          4,628,810
     2,000,000                         A/A1   The Bank of New York Mellon Corp.,
                                              4.95%, 3/15/15                                    2,180,574
                                                                                            -------------
                                                                                            $  13,057,385
---------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 2.4%
   11,040,000          4.00         BB+/Ba2   Goldman Sachs Capital II, Floating
                                              Rate Note, 6/1/43                             $   8,623,123
       600,000                     BBB/Baa3   Jefferies Group, Inc., 5.125%, 4/13/18              630,000
     4,125,000                     BBB/Baa3   Jefferies Group, Inc., 6.875%, 4/15/21            4,620,000
       250,000                     BBB/Baa3   Jefferies Group, Inc., 8.5%, 7/15/19                298,750
     2,730,000                       BBB/A3   Macquarie Group, Ltd., 6.0%,
                                              1/14/20 (144A)                                    2,954,103
       221,000                      A-/Baa2   Merrill Lynch & Co., Inc., 5.0%, 2/3/14             229,983
     3,875,000                      A-/Baa2   Merrill Lynch & Co., Inc., 5.45%, 2/5/13          3,891,821
     4,350,000                    BBB+/Baa3   Merrill Lynch & Co., Inc., 7.75%, 5/14/38         5,662,391
       300,000                    BBB+/Baa2   Morgan Stanley, 4.875%, 11/1/22                     310,618
     3,125,000                      A-/Baa1   Morgan Stanley, 5.5%, 1/26/20                     3,505,603
     2,765,000                      A-/Baa1   Morgan Stanley, 6.625%, 4/1/18                    3,258,760
       500,000         4.75           B+/NR   Queen Street III Capital, Ltd., Floating
                                              Rate Note, 7/28/14 (Cat Bond) (144A)                503,050
     3,450,000                      NR/Baa3   Scottrade Financial Services, Inc.,
                                              6.125%, 7/11/21 (144A)                            3,548,774
     2,000,000                        A-/A3   The Goldman Sachs Group, Inc.,
                                              5.5%, 11/15/14                                    2,156,276
                                                                                            -------------
                                                                                            $  40,193,252
                                                                                            -------------
                                                  Total Diversified Financials              $ 134,363,878
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 45

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 5.9%
                                              Life & Health Insurance -- 1.9%
     1,850,000                     BBB/Baa2   Delphi Financial Group, Inc., 7.875%,
                                              1/31/20                                       $   2,262,833
     1,690,000                      A-/Baa2   Lincoln National Corp., 8.75%,
                                              7/1/19                                            2,260,030
     3,380,000         6.05         BBB/Ba1   Lincoln National Corp., Floating Rate
                                              Note, 4/20/67                                     3,367,325
     4,200,000                     BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                     6,342,000
     4,250,000                      A-/Baa2   Protective Life Corp., 7.375%,
                                              10/15/19                                          5,165,994
     2,800,000                       A/Baa2   Prudential Financial, Inc., 2.75%,
                                              1/14/13                                           2,802,640
     1,090,000                       A/Baa2   Prudential Financial, Inc., 4.5%,
                                              11/16/21                                          1,225,861
     2,140,000         8.88       BBB+/Baa3   Prudential Financial, Inc., Floating
                                              Rate Note, 6/15/38                                2,600,100
     1,500,000         5.62       BBB+/Baa3   Prudential Financial, Inc., Floating
                                              Rate Note, 6/15/43                                1,554,450
     1,800,000         5.88       BBB+/Baa3   Prudential Financial, Inc., Floating
                                              Rate Note, 9/15/42                                1,890,000
     1,080,000                     BBB/Baa2   Unum Group, 5.75%, 8/15/42                        1,159,947
       500,000         4.61         BBB+/NR   Vitality Re, Ltd., Floating Rate Note,
                                              1/7/14 (Cat Bond) (144A)                            508,100
                                                                                            -------------
                                                                                            $  31,139,280
---------------------------------------------------------------------------------------------------------
                                              Multi-line Insurance -- 0.8%
     3,960,000                    BBB-/Baa3   Genworth Financial, Inc., 7.2%,
                                              2/15/21                                       $   4,276,800
     3,035,000                    BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                              6/15/14 (144A)                                    3,258,683
     2,060,000         7.00         BB/Baa3   Liberty Mutual Group, Inc., Floating
                                              Rate Note, 3/15/37 (144A)                         2,047,125
       85,000         10.75         BB/Baa3   Liberty Mutual Group, Inc., Floating
                                              Rate Note, 6/15/58 (144A)                           126,650
     2,650,000                        A+/A2   Loews Corp., 5.25%, 3/15/16                       2,953,483
                                                                                            -------------
                                                                                            $  12,662,741
---------------------------------------------------------------------------------------------------------
                                              Property & Casualty Insurance -- 1.7%
     1,200,000                    BBB-/Baa3   Fidelity National Financial, Inc.,
                                              5.5%, 9/1/22                                  $   1,328,190
     1,000,000                    BBB-/Baa2   OneBeacon US Holdings, Inc.,
                                              4.6%, 11/9/22                                     1,028,204
     3,600,000                     BBB/Baa3   Sirius International Group, Ltd.,
                                              6.375%, 3/20/17 (144A)                            3,931,776

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Property & Casualty Insurance -- (continued)
     2,110,000         7.51         BB+/Ba2   Sirius International Group, Ltd., Floating
                                              Rate Note (Perpetual) (144A)                  $   2,177,478
     5,455,000         6.50        BBB/Baa1   The Allstate Corp., Floating Rate Note,
                                              5/15/57                                           5,802,756
       700,000                    BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                              7.5%, 3/1/20                                        829,828
     5,000,000                    BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                              7.625%, 10/15/25                                  6,203,425
     2,000,000                         A/A2   The Travelers Companies, Inc.,
                                              6.25%, 6/15/37                                    2,707,734
     5,005,000         6.50        BBB-/Ba1   XL Group Plc, Floating Rate Note
                                              (Perpetual)                                       4,679,675
                                                                                            -------------
                                                                                            $  28,689,066
---------------------------------------------------------------------------------------------------------
                                              Reinsurance -- 1.5%
       250,000         8.13          BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                              Rate Note, 1/7/16 (144A)                      $     247,200
       250,000         6.30          BB+/NR   Blue Danube, Ltd., Floating Rate Note,
                                              4/10/15 (Cat Bond) (144A)                           257,025
       500,000         9.25           BB/NR   Blue Fin, Ltd., Floating Rate Note,
                                              5/28/13 (Cat Bond) (144A)                           504,750
       250,000        14.00           B-/NR   Blue Fin, Ltd., Floating Rate Note,
                                              5/28/13 (Cat Bond) (144A)                           243,750
     1,000,000         4.50         NR/Baa1   Combine Re, Ltd., Floating Rate Note,
                                              1/7/15 (Cat Bond) (144A)                          1,023,600
     1,050,000         5.00          BB+/NR   Foundation Re III, Ltd., Floating Rate
                                              Note, 2/25/15 (Cat Bond)                          1,058,190
       850,000         5.75           BB/NR   Foundation Re III, Ltd., Floating Rate
                                              Note, 2/3/14 (Cat Bond) (144A)                      853,145
     1,875,000         6.50          BB-/NR   Johnston Re, Ltd., Floating Rate Note,
                                              5/8/13 (Cat Bond) (144A)                          1,901,812
       600,000         6.00          BB+/NR   Longpoint Re, Ltd., Floating Rate Note,
                                              6/12/15 (Cat Bond) (144A)                           598,800
     2,650,000                       BBB/NR   Montpelier Re Holdings, Ltd.,
                                              4.7%, 10/15/22                                    2,711,173
       650,000         9.00           BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                              3/12/15 (Cat Bond) (144A)                           662,285
       500,000         8.71           B+/NR   Mythen Re, Ltd. Series 2012-2
                                              Class A, Floating Rate Note, 1/5/17
                                              (Cat Bond) (144A)                                   499,350
       250,000         8.72          NR/Ba3   Mythen, Ltd., Floating Rate Note,
                                              5/7/15 (Cat Bond) (144A)                            266,000
       500,000         8.22          NR/Ba3   Mythen, Ltd., Floating Rate Note,
                                              5/7/15 (Cat Bond) (144A)                            522,750
     5,048,000                       BBB/NR   Platinum Underwriters Finance, Inc.,
                                              7.5%, 6/1/17                                      5,654,790

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 47

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Reinsurance -- (continued)
       250,000        10.35            B/NR   Queen Street VI Re, Ltd., Floating Rate
                                              Note, 4/9/15 (Cat Bond) (144A)                $     258,025
       400,000         8.60            B/NR   Queen Street VII Re, Ltd., Floating Rate
                                              Note, 4/8/16 (Cat Bond) (144A)                      398,400
     1,450,000         6.75       BBB-/Baa3   Reinsurance Group of America, Inc.,
                                              Floating Rate Note, 12/15/65                      1,448,188
     2,500,000         0.00          BB+/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 12/6/16
                                              (Cat Bond) (144A)                                 2,487,250
       275,000        10.00          BB-/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 6/6/16
                                              (Cat Bond) (144A)                                   295,158
       800,000         8.00           BB/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 6/6/16
                                              (Cat Bond) (144A)                                   821,760
     1,400,000         9.66            B/NR   Successor X, Ltd. Class IV-E3, Floating
                                              Rate Note, 2/25/14 (Cat Bond) (144A)              1,406,160
       250,000        11.25           B-/NR   Successor X, Ltd., Floating Rate Note,
                                              11/10/15 (Cat Bond) (144A)                          247,875
                                                                                            -------------
                                                                                            $  24,367,436
                                                                                            -------------
                                              Total Insurance                               $  96,858,523
---------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 2.8%
                                              Diversified REITs -- 0.5%
     1,765,000                     BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15        $   1,877,971
       725,000                     BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20             828,390
     1,050,000                     BBB/Baa2   Goodman Funding Pty, Ltd., 6.0%,
                                              3/22/22 (144A)                                    1,176,454
     3,455,000                     BBB/Baa2   Goodman Funding Pty, Ltd., 6.375%,
                                              4/15/21 (144A)                                    3,925,143
                                                                                            -------------
                                                                                            $   7,807,958
---------------------------------------------------------------------------------------------------------
                                              Office REITs -- 0.5%
     2,670,000                    BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                              4.6%, 4/1/22                                  $   2,865,922
       900,000                    BBB-/Baa3   BioMed Realty LP, 4.25%, 7/15/22                    938,899
     2,100,000                    BBB-/Baa3   Highwoods Realty LP, 3.625%, 1/15/23              2,056,438
     1,200,000                     BBB/Baa2   Mack-Cali Realty LP, 4.5%, 4/18/22                1,279,849
     1,607,000                     BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14              1,664,489
                                                                                            -------------
                                                                                            $   8,805,597
---------------------------------------------------------------------------------------------------------
                                              Retail REITs -- 0.2%
       575,000                    BBB-/Baa3   DDR Corp., 4.625%, 7/15/22                    $     627,527
     2,905,000                    BBB-/Baa3   DDR Corp., 7.5%, 4/1/17                           3,484,501
                                                                                            -------------
                                                                                            $   4,112,028
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal    Floating     S&P/Moody's
 Amount ($)   Rate(b)      Ratings                                                          Value
---------------------------------------------------------------------------------------------------------
                                              Specialized REITs -- 1.3%
       730,000                    BBB-/Baa3   CubeSmart LP, 4.8%, 7/15/22                   $     792,862
       860,000                    BBB-/Baa2   Health Care Real Estate Investment
                                              Trust, Inc., 6.0%, 11/15/13                         897,376
     4,125,000                    BBB-/Baa2   Health Care Real Estate Investment
                                              Trust, Inc., 6.2%, 6/1/16                         4,705,779
     2,425,000                    BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                              1/17/17                                           2,772,740
     1,985,000                    BBB-/Baa2   Hospitality Properties Trust, 5.0%,
                                              8/15/22                                           2,100,154
     4,175,000                    BBB-/Baa2   Hospitality Properties Trust, 7.875%,
                                              8/15/14                                           4,456,909
     4,285,000                    BBB-/Baa3   Senior Housing Properties Trust,
                                              6.75%, 4/15/20                                    4,875,563
                                                                                            -------------
                                                                                            $  20,601,383
---------------------------------------------------------------------------------------------------------
                                              Diversified Real Estate Activities -- 0.3%
     4,125,000                        A-/A2   WEA Finance LLC, 7.125%,
                                              4/15/18 (144A)                                $   5,082,837
---------------------------------------------------------------------------------------------------------
                                              Real Estate Operating Companies -- 0.0%
        54,000                         B/B3   Forest City Enterprises, Inc., 7.625%,
                                              6/1/15                                        $      54,000
                                                                                            -------------
                                              Total Real Estate                             $  46,463,803
---------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.0%
                                              Data Processing & Outsourced Services -- 0.0%
       447,000                      B-/Caa1   First Data Corp., 8.25%,
                                              1/15/21 (144A)                                $     447,000
                                                                                            -------------
                                              Total Software & Services                     $     447,000
---------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                              Computer Hardware -- 0.1%
     2,100,000                       BB/Ba3   NCR Corp., 4.625%, 2/15/21 (144A)             $   2,100,000
                                                                                            -------------
                                              Total Technology Hardware & Equipment         $   2,100,000
---------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS & SEMICONDUCTOR
                                              EQUIPMENT -- 0.2%
                                              Semiconductor Equipment -- 0.2%
     3,100,000                     BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18                $   3,723,838
                                                                                            -------------
                                              Total Semiconductors & Semiconductor
                                              Equipment                                     $   3,723,838
---------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 1.2%
                                              Integrated Telecommunication Services -- 0.9%
     2,530,000                         B/B1   Cincinnati Bell, Inc., 8.25%, 10/15/17        $   2,726,075
       469,000                         B/B1   Cincinnati Bell, Inc., 8.375%, 10/15/20             507,692
     3,355,000                        NR/A2   GTP Acquisition Partners I LLC,
                                              4.347%, 6/15/16 (144A)                            3,555,488

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 49

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Integrated Telecommunication
                                              Services -- (continued)
       800,000                        NR/NR   GTP Cellular Sites LLC, 3.721%,
                                              3/15/17 (144A)                                $     819,085
     3,950,000                        NR/A2   GTP Towers Issuer LLC, 4.436%,
                                              2/15/15 (144A)                                    4,112,633
     2,750,000                     BBB/Baa2   Telefonica Emisiones SAU, 6.221%,
                                              7/3/17                                            3,059,375
                                                                                            -------------
                                                                                            $  14,780,348
---------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication Services -- 0.3%
     3,015,000                        NR/A2   Crown Castle Towers LLC, 4.883%,
                                              8/15/20 (144A)                                $   3,402,014
     1,625,000                        NR/A2   Crown Castle Towers LLC, 6.113%,
                                              1/15/20 (144A)                                    1,957,285
                                                                                            -------------
                                                                                            $   5,359,299
                                                                                            -------------
                                              Total Telecommunication Services              $  20,139,647
---------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 2.4%
                                              Electric Utilities -- 1.3%
       980,000                        A-/A3   Commonwealth Edison Co., 6.15%,
                                              9/15/17                                       $   1,188,216
       667,350                    BBB-/Baa3   Crockett Cogeneration LP, 5.869%,
                                              3/30/25 (144A)                                      687,657
     3,365,000                    BBB+/Baa2   Enel Finance International NV,
                                              5.125%, 10/7/19 (144A)                            3,556,344
     1,009,764                      BB/Baa3   FPL Energy American Wind LLC,
                                              6.639%, 6/20/23 (144A)                              970,520
       255,150                        B/Ba2   FPL Energy Wind Funding LLC,
                                              6.876%, 6/27/17 (144A)                              221,980
     1,925,000                     BB+/Baa3   Israel Electric Corp, Ltd., 7.25%,
                                              1/15/19 (144A)                                    2,091,512
       610,000                     BB+/Baa3   Israel Electric Corp, Ltd., 9.375%,
                                              1/28/20 (144A)                                      726,662
       910,000                     BBB/Baa1   Nevada Power Co., 6.5%, 8/1/18                    1,143,366
       802,596                        NR/WR   Orcal Geothermal, Inc., 6.21%,
                                              12/30/20 (144A)                                     810,622
     2,690,000                    BBB-/Baa3   Public Service Co. of New Mexico,
                                              7.95%, 5/15/18                                    3,268,552
     2,200,000         6.25       BBB-/Baa2   Southern California Edison Co.,
                                              Floating Rate Note (Perpetual)                    2,388,562
     3,550,000                      BBB+/A3   West Penn Power Co., 5.95%,
                                              12/15/17 (144A)                                   4,213,953
                                                                                            -------------
                                                                                            $  21,267,946
---------------------------------------------------------------------------------------------------------
                                              Gas Utilities -- 0.2%
     2,324,509                        A+/A1   Nakilat, Inc., 6.267%,
                                              12/31/33 (144A)                               $   2,856,799
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Multi-Utilities -- 0.4%
     5,055,000                    BBB+/Baa1   New York State Electric & Gas Corp.,
                                              6.15%, 12/15/17 (144A)                        $   5,691,652
       336,944                        NR/NR   Ormat Funding Corp., 8.25%,
                                              12/30/20                                            313,358
                                                                                            -------------
                                                                                            $   6,005,010
---------------------------------------------------------------------------------------------------------
                                              Independent Power Producers & Energy
                                              Traders -- 0.5%
       627,655                      BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                              6/30/35 (144A)                                $     675,420
     2,675,000                      BB-/Ba3   InterGen NV, 9.0%, 6/30/17 (144A)                 2,394,125
     2,105,000                    BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                              3/30/21 (144A)                                    2,223,490
     1,016,000                      BB+/Ba1   NSG Holdings LLC, 7.75%,
                                              12/15/25 (144A)                                   1,046,480
     2,421,769                    BBB-/Baa3   Panoche Energy Center LLC, 6.885%,
                                              7/31/29 (144A)                                    2,606,283
                                                                                            -------------
                                                                                            $   8,945,798
                                                                                            -------------
                                              Total Utilities                               $  39,075,553
---------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $518,350,425)                           $ 579,545,462
---------------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AND AGENCY
                                              OBLIGATIONS -- 18.0%
     1,503,437                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              4.5%, 3/1/20-10/1/20                          $   1,604,833
     6,377,938                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              5.0%, 10/1/20-10/1/38                             6,901,537
     2,728,357                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              5.5%, 12/1/18-11/1/35                             2,960,120
     6,921,706                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              6.0%, 5/1/17-12/1/36                              7,614,447
       524,584                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              6.5%, 11/1/30-4/1/34                                597,746
       594,813                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              7.0%, 8/1/22-11/1/30                                649,240
   14,398,345                       AAA/Aaa   Federal National Mortgage Association,
                                              4.0%, 7/1/18-4/1/42                              15,493,775
   39,111,891                       AAA/Aaa   Federal National Mortgage Association,
                                              4.5%, 11/1/20-1/1/42                             42,399,600
   18,274,249                       AAA/Aaa   Federal National Mortgage Association,
                                              5.0%, 12/1/17-8/1/40                             19,969,306
     7,789,214                      AAA/Aaa   Federal National Mortgage Association,
                                              5.5%, 9/1/17-6/1/36                               8,483,919
     7,373,386                      AAA/Aaa   Federal National Mortgage Association,
                                              6.0%, 6/1/16-7/1/38                               8,187,710
     1,459,061                      AAA/Aaa   Federal National Mortgage Association,
                                              6.5%, 1/1/15-11/1/37                              1,669,738
       147,517                      AAA/Aaa   Federal National Mortgage Association,
                                              7.0%, 7/1/21-1/1/32                                 175,028

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 51

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AND AGENCY
                                              OBLIGATIONS -- (continued)
         3,518                      AAA/Aaa   Federal National Mortgage Association,
                                              7.5%, 8/1/20-4/1/30                           $       3,849
        25,224                      AAA/Aaa   Federal National Mortgage Association,
                                              8.0%, 2/1/29-5/1/31                                  30,443
     8,765,137                      AAA/Aaa   Government National Mortgage Association I,
                                              4.5%, 7/15/33-8/15/41                             9,613,443
     2,328,323                      AAA/Aaa   Government National Mortgage Association I,
                                              5.0%, 10/15/18-4/15/35                            2,575,635
     9,387,253                      AAA/Aaa   Government National Mortgage Association I,
                                              5.5%, 10/15/17-2/15/37                           10,324,640
     9,720,692                      AAA/Aaa   Government National Mortgage Association I,
                                              6.0%, 4/15/14-10/15/36                           10,917,624
     4,714,533                      AAA/Aaa   Government National Mortgage Association I,
                                              6.5%, 1/15/29-7/15/35                             5,552,847
       798,442                      AAA/Aaa   Government National Mortgage Association I,
                                              7.0%, 12/15/13-5/15/32                              956,781
       148,917                      AAA/Aaa   Government National Mortgage Association I,
                                              7.5%, 2/15/26-12/15/31                              174,924
         5,253                      AAA/Aaa   Government National Mortgage Association I,
                                              7.75%, 2/15/30                                        5,779
     5,532,011                      AAA/Aaa   Government National Mortgage Association II,
                                              4.5%, 12/20/34-9/20/41                            6,103,477
     1,961,450                      AAA/Aaa   Government National Mortgage Association II,
                                              5.5%, 10/20/19-4/20/34                            2,149,793
        62,120                      AAA/Aaa   Government National Mortgage Association II,
                                              6.5%, 2/20/29-4/20/29                                71,458
       287,531                      AAA/Aaa   Government National Mortgage Association II,
                                              7.0%, 11/20/28-12/20/30                             347,499
     7,620,000                      AA+/Aaa   U.S. Treasury Bonds, 4.25%, 5/15/39               9,721,451
     1,365,000                      AA+/Aaa   U.S. Treasury Bonds, 4.375%, 11/15/39             1,775,780
     5,450,000                      AA+/Aaa   U.S. Treasury Bonds, 4.375%, 2/15/38              7,071,375
     2,000,000                      AA+/Aaa   U.S. Treasury Bonds, 4.375%, 5/15/40              2,603,438
     7,340,000                      AA+/Aaa   U.S. Treasury Bonds, 4.5%, 2/15/36                9,660,130
     8,435,000                      AA+/Aaa   U.S. Treasury Bonds, 4.5%, 5/15/38               11,150,016
     9,068,000                      AA+/Aaa   U.S. Treasury Bonds, 4.5%, 8/15/39               12,016,515
     4,000,000                      AA+/Aaa   U.S. Treasury Bonds, 4.625%, 2/15/40              5,404,376
     5,100,000                      AA+/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28              7,045,966
     4,000,000                      AA+/Aaa   U.S. Treasury Bonds, 5.375%, 2/15/31              5,710,000
       840,000                      AA+/Aaa   U.S. Treasury Bonds, 5.5%, 8/15/28                1,187,156
     4,750,000                      AA+/Aaa   U.S. Treasury Bonds, 6.25%, 8/15/23               6,810,312
       450,000                      AA+/Aaa   U.S. Treasury Bonds, 7.875%, 2/15/21                677,250
    10,000,000                      AA+/Aaa   U.S. Treasury Notes, 0.25%, 9/15/15               9,978,120
     5,000,000                      AA+/Aaa   U.S. Treasury Notes, 0.625%, 8/31/17              4,995,310
     5,000,000                      AA+/Aaa   U.S. Treasury Notes, 1.625%, 8/15/22              4,967,190
     8,000,000                      AA+/Aaa   U.S. Treasury Notes, 2.125%, 8/15/21              8,410,000
     2,700,000                      AA+/Aaa   U.S. Treasury Notes, 2.625%, 11/15/20             2,963,250

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AND AGENCY
                                              OBLIGATIONS -- (continued)
     8,750,000                      AA+/Aaa   U.S. Treasury Notes, 2.75%, 2/15/19           $   9,688,578
     6,380,000                      AA+/Aaa   U.S. Treasury Notes, 3.125%, 5/15/19              7,225,350
---------------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                              (Cost $266,792,358)                           $ 294,596,754
---------------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT BONDS -- 0.3%
     4,600,000                     BBB/Baa1   Russian Foreign Bond -- Eurobond,
                                              4.5%, 4/4/22 (144A)                           $   5,267,000
---------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN GOVERNMENT BONDS
                                              (Cost $4,568,736)                             $   5,267,000
---------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 6.9%
                                              Municipal Airport -- 0.1%
     1,000,000                     BBB/Baa1   Indianapolis Airport Authority, 5.1%,
                                              1/15/17                                       $   1,120,430
---------------------------------------------------------------------------------------------------------
                                              Municipal Development -- 0.7%
     2,925,000                      AA-/Aa3   California Statewide Communities
                                              Development Authority, 6.0%, 8/15/42          $   3,472,268
     2,350,000                    BBB-/Baa3   Louisiana Local Government
                                              Environmental Facilities & Community
                                              Development Authority, 6.5%, 11/1/35              2,734,718
     2,560,000                     BBB/Baa2   Parish of St. John the Baptist Louisiana,
                                              5.125%, 6/1/37                                    2,726,630
     2,310,000                     BBB/Baa3   Selma Industrial Development Board,
                                              5.8%, 5/1/34                                      2,614,181
                                                                                            -------------
                                                                                            $  11,547,797
---------------------------------------------------------------------------------------------------------
                                              Municipal General -- 0.8%
     4,500,000                      AA-/Aa3   New Jersey Economic Development
                                              Authority, 2/15/18                            $   3,892,320
     2,750,000                        A+/A1   New Jersey Transportation Trust Fund
                                              Authority, 5.5%, 6/15/41                          3,166,900
     2,400,000                      AAA/Aa1   New York City Transitional Finance
                                              Authority Future Tax Secured Revenue,
                                              5.0%, 11/1/33                                     2,779,968
       800,000                        NR/NR   State of California, 2.5%, 6/20/13                  808,064
     1,050,000                       BBB/A3   Texas Municipal Gas Acquisition &
                                              Supply Corp III, 5.0%, 12/15/30                   1,135,722
     2,100,000                       BBB/A3   Texas Municipal Gas Acquisition &
                                              Supply Corp III, 5.0%, 12/15/31                   2,253,552
                                                                                            -------------
                                                                                            $  14,036,526
---------------------------------------------------------------------------------------------------------
                                              Municipal Higher Education -- 3.0%
     1,025,000                        A+/NR   Baylor University, 4.313%, 3/1/42             $   1,057,472
     4,380,000                      AA-/Aa2   California State University, 5.0%, 11/1/39        4,865,085
     3,000,000                      AAA/Aaa   Connecticut State Health & Educational
                                              Facility Authority, 5.0%, 7/1/40                  3,434,580

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 53

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Municipal Higher Education -- (continued)
     4,600,000                      AAA/Aaa   Connecticut State Health & Educational
                                              Facility Authority, 5.0%, 7/1/42              $   5,089,762
     2,300,000                      AAA/Aaa   Houston Higher Education Finance Corp.,
                                              4.5%, 11/15/37                                    2,489,934
     1,500,000                      AAA/Aaa   Houston Higher Education Finance Corp.,
                                              5.0%, 5/15/40                                     1,720,545
     1,100,000                       AA/Aa1   Illinois Finance Authority, 5.0%, 10/1/51         1,221,627
     1,200,000                      AAA/Aaa   Massachusetts Development Finance
                                              Agency, 5.0%, 10/15/40                            1,393,572
     6,500,000                      AAA/Aaa   Massachusetts Health & Educational
                                              Facilities Authority, 5.5%, 11/15/36              7,762,365
     1,425,000                      AAA/Aaa   Massachusetts Health & Educational
                                              Facilities Authority, 5.5%, 7/1/32                2,062,217
     1,000,000                      AAA/Aaa   Massachusetts Health & Educational
                                              Facilities Authority, 6.0%, 7/1/36                1,205,620
     2,850,000                      AAA/Aaa   Missouri State Health & Educational
                                              Facilities Authority, 5.0%, 11/15/39              3,406,377
     1,600,000                       AA/Aa1   New York State Dormitory Authority
                                              Series A, 5.0%, 7/1/40                            1,836,640
     2,590,000                      AAA/Aaa   New York State Dormitory Authority,
                                              5.0%, 10/1/41                                     3,019,500
     2,150,000                       AA/Aa1   New York State Dormitory Authority,
                                              5.0%, 7/1/35                                      2,486,862
       875,000                      AA-/Aa3   New York State Dormitory Authority,
                                              5.0%, 7/1/37                                      1,011,684
     3,700,000                      AAA/Aaa   New York State Dormitory Authority,
                                              5.0%, 7/1/38                                      4,199,019
       800,000                      AAA/Aaa   Permanent University Fund, 5.0%,
                                              7/1/30                                            1,005,736
       525,000                      AAA/Aaa   University of Texas System, 5.0%,
                                              8/15/43                                             616,975
                                                                                            -------------
                                                                                            $  49,885,572
---------------------------------------------------------------------------------------------------------
                                              Municipal Medical -- 0.1%
       325,000                       AA-/A1   Massachusetts Development Finance
                                              Agency, 5.25%, 4/1/37                         $     368,170
       550,000                       AA-/A1   Massachusetts Development Finance
                                              Agency, 5.375%, 4/1/41                              623,733
                                                                                            -------------
                                                                                            $     991,903
---------------------------------------------------------------------------------------------------------
                                              Municipal Utility District -- 0.3%
     4,060,000                      AA-/Aa3   South Carolina State Public Service
                                              Authority, 5.0%, 12/1/43                      $   4,537,943
---------------------------------------------------------------------------------------------------------
                                              Municipal Pollution -- 0.4%
       995,000                      A-/Baa1   County of Sweetwater Wyoming,
                                              5.6%, 12/1/35                                 $   1,060,103

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Municipal Pollution -- (continued)
       980,000                     BBB/Baa3   Courtland Industrial Development
                                              Board, 5.0%, 8/1/27                           $     982,470
     3,965,000         5.95          BBB/NR   Port Freeport Texas, Floating Rate Note,
                                              5/15/33                                           4,518,792
                                                                                            -------------
                                                                                            $   6,561,365
---------------------------------------------------------------------------------------------------------
                                              Municipal Transportation -- 0.1%
     1,600,000                       AA/Aa2   Harris County Metropolitan Transit
                                              Authority, 5.0%, 11/1/41                      $   1,830,608
       600,000                      AA-/Aa3   Port Authority of New York & New Jersey,
                                              4.458%, 10/1/62                                     588,732
                                                                                            -------------
                                                                                            $   2,419,340
---------------------------------------------------------------------------------------------------------
                                              Municipal Water -- 1.0%
     2,400,000                      AAA/Aa1   City of Charleston South Carolina
                                              Waterworks & Sewer System Revenue,
                                              5.0%, 1/1/35                                  $   2,796,648
     2,800,000                      AAA/Aa1   City of Charleston South Carolina
                                              Waterworks & Sewer System Revenue,
                                              5.0%, 1/1/41                                      3,217,144
     3,275,000                      AA-/Aa3   City of San Francisco California Public
                                              Utilities Commission Water Revenue,
                                              5.0%, 11/1/37                                     3,750,104
       800,000                      AAA/Aa2   Hampton Roads Sanitation District,
                                              5.0%, 4/1/38                                        899,472
     1,415,000                      AAA/Aaa   Metropolitan Water Reclamation
                                              District of Greater Chicago, 5.0%,
                                              12/1/30                                           1,706,193
     1,200,000                      AAA/Aaa   Metropolitan Water Reclamation
                                              District of Greater Chicago, 5.0%,
                                              12/1/32                                           1,429,968
     1,750,000                       AAA/NR   Tarrant Regional Water District, 5.0%,
                                              3/1/52                                            1,974,735
                                                                                            -------------
                                                                                            $  15,774,264
---------------------------------------------------------------------------------------------------------
                                              Municipal Obligation -- 0.4%
     1,800,000                      AAA/Aa1   State of Florida, 4.0%, 6/1/27                $   2,019,780
       560,000                      AA+/Aa1   State of Washington, 3.0%, 7/1/28                   554,702
     1,660,000                      AA+/Aa1   State of Washington, 5.0%, 7/1/18                 2,009,563
     1,400,000                      AA+/Aa1   State of Washington, 5.0%, 8/1/39                 1,596,812
                                                                                            -------------
                                                                                            $   6,180,857
---------------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $101,546,918)                           $ 113,055,997
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 55

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE LOAN INTERESTS -- 6.3%**
                                              ENERGY -- 0.2%
                                              Integrated Oil & Gas -- 0.1%
     2,408,205         4.50        BBB/Baa2   Glenn Pool Oil & Gas Trust, Term
                                              Loan, 6/1/16                                  $   2,420,246
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Refining & Marketing -- 0.1%
     1,453,410         3.75          BB/Ba2   Pilot Travel Centers LLC, Refinancing
                                              Tranche B Term Loan, 3/30/18                  $   1,462,949
                                                                                            -------------
                                              Total Energy                                  $   3,883,195
---------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.3%
                                              Commodity Chemicals -- 0.1%
       781,786         4.25          NR/Ba2   Tronox, Inc., Closing Date Term Loan,
                                              1/24/17                                       $     790,581
       213,214         4.25          NR/Ba2   Tronox, Inc., Delayed Draw Term Loan,
                                              1/24/17                                             215,413
                                                                                            -------------
                                                                                            $   1,005,994
---------------------------------------------------------------------------------------------------------
                                              Diversified Chemicals -- 0.0%
       126,498         3.11        BBB-/Ba1   Celanese US Holdings LLC, Dollar
                                              Term C Loan (Extended), 10/31/16              $     127,770
---------------------------------------------------------------------------------------------------------
                                              Specialty Chemicals -- 0.1%
     1,620,000         5.50         BB+/Ba1   Chemtura Corp., Term Facility, 8/11/16        $   1,647,001
       257,302         2.76         BB+/Ba1   Huntsman International LLC, Extended
                                              Term B Loan, 4/19/17                                257,677
                                                                                            -------------
                                                                                            $   1,904,678
---------------------------------------------------------------------------------------------------------
                                              Metal & Glass Containers -- 0.0%
       425,000         4.50           B/Ba3   BWAY Holding Co., Initial Term Loan,
                                              8/31/17                                       $     427,745
---------------------------------------------------------------------------------------------------------
                                              Precious Metals & Minerals -- 0.1%
     1,181,750         5.25          BB-/B1   Fairmount Minerals, Ltd., Tranche B
                                              Term Loan, 3/1/17                             $   1,179,851
                                                                                            -------------
                                              Total Materials                               $   4,646,038
---------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.6%
                                              Aerospace & Defense -- 0.4%
     1,369,108         6.25           B-/B2   DAE Aviation Holdings, Inc., Tranche B-1
                                              Loan, 10/18/18                                $   1,389,644
       620,664         6.25            B/B2   DAE Aviation Holdings, Inc., Tranche B-2
                                              Loan, 10/18/18                                      629,974
     1,633,500         5.75         BB+/Ba3   DigitalGlobe, Inc., Term Loan, 9/21/18            1,640,986
       743,451         6.25         BB-/Ba2   DynCorp International, Inc., Term Loan,
                                              7/7/16                                              748,717
       645,125         3.75        BBB-/Ba1   Spirit Aerosystems, Inc., Term B Loan,
                                              3/27/19                                             650,232
     1,573,208         4.50          BB-/B1   Tasc, Inc., New Tranche B Term Loan,
                                              4/25/15                                           1,574,437
                                                                                            -------------
                                                                                            $   6,633,990
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 0.2%
     2,365,000         4.50          B+/Ba3   WESCO International, Inc., Tranche B-1
                                              Loan, 12/4/19                                 $   2,380,964
                                                                                            -------------
                                              Total Capital Goods                           $   9,014,954
---------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                              Environmental & Facilities Services -- 0.2%
     2,563,428         2.31       CCC-/Caa2   Synagro Technologies, Inc., Term Loan
                                              (First Lien), 4/2/14                          $   2,329,516
---------------------------------------------------------------------------------------------------------
                                              Office Services & Supplies -- 0.0%
       453,819         4.25         BB+/Ba1   ACCO Brands Corp., Term B Loan, 1/4/19        $     458,074
                                                                                            -------------
                                              Total Commercial Services & Supplies          $   2,787,590
---------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.1%
                                              Air Freight & Logistics -- 0.1%
       462,700         0.21           NR/NR   CEVA Group Plc, Dollar Tranche B
                                              Pre Funded Term Loan, 8/31/16                 $     441,589
       351,403         5.31           NR/NR   CEVA Group Plc, EGL Tranche B
                                              Term Loan, 8/31/16                                  339,325
       843,532         5.31           B-/B1   CEVA Group Plc, US Tranche B
                                              Term Loan, 8/31/16                                  805,046
                                                                                            -------------
                                                                                            $   1,585,960
                                                                                            -------------
                                              Total Transportation                          $   1,585,960
---------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.8%
                                              Auto Parts & Equipment -- 0.3%
       237,983         2.71         BB-/Ba3   Allison Transmission, Inc., Term B-1
                                              Loan, 8/7/14                                  $     239,544
     1,010,343         4.25         BB-/Ba3   Allison Transmission, Inc., Term B-3
                                              Loan, 8/23/19                                     1,021,709
     1,607,026         3.50        BBB/Baa2   Delphi Automotive LLP, Tranche B
                                              Term Loan, 3/31/17                                1,617,271
     1,052,703         2.15            B/B1   Federal-Mogul Corp., Tranche B
                                              Term Loan, 12/29/14                                 969,144
       537,093         2.15            B/B1   Federal-Mogul Corp., Tranche C
                                              Term Loan, 12/28/15                                 494,461
       838,663         6.75           NR/NR   TI Group Automotive Systems LLC,
                                              Term Loan, 3/1/19                                   849,146
       528,400         4.25          BB/Ba2   Tomkins LLC, Term B-1 Loan, 9/21/16                 532,361
                                                                                            -------------
                                                                                            $   5,723,636
---------------------------------------------------------------------------------------------------------
                                              Tires & Rubber -- 0.3%
     4,190,000         4.75          BB/Ba1   The Goodyear Tire & Rubber Co., Loan
                                              (Second Lien), 3/27/19                        $   4,225,615
---------------------------------------------------------------------------------------------------------
                                              Automobile Manufacturers -- 0.2%
     3,856,275         6.00          BB/Ba2   Chrysler Group LLC, Tranche B Term
                                              Loan, 4/28/17                                 $   3,946,234
                                                                                            -------------
                                              Total Automobiles & Components                $  13,895,485
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 57

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.1%
                                              Apparel, Accessories & Luxury Goods -- 0.1%
     1,945,000         0.00        BBB-/Ba1   PVH Corp., 12/19/19                           $   1,959,239
                                                                                            -------------
                                              Total Consumer Durables & Apparel             $   1,959,239
---------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.1%
                                              Casinos & Gaming -- 0.1%
     1,066,938         4.00         BB+/Ba1   Pinnacle Entertainment, Inc., Series A
                                              Term Loan, 3/5/19                             $   1,076,273
---------------------------------------------------------------------------------------------------------
                                              Restaurants -- 0.0%
       488,775         3.75          BB/Ba3   Burger King Corp., Tranche B Term Loan
                                              (2012), 9/28/19                               $     492,746
---------------------------------------------------------------------------------------------------------
                                              Specialized Consumer Services - 0.0%
       325,677         7.00           B+/B1   Web Service Co. LLC, Term Loan, 9/28/14       $     325,677
                                                                                            -------------
                                              Total Consumer Services                       $   1,894,696
---------------------------------------------------------------------------------------------------------
                                              MEDIA -- 0.7%
                                              Advertising -- 0.1%
     1,086,925         6.50           B/Ba3   Affinion Group, Inc., Tranche B Term Loan,
                                              10/9/16                                       $     997,059
---------------------------------------------------------------------------------------------------------
                                              Broadcasting -- 0.1%
     2,306,174         4.46           B+/B2   Univision Communications, Inc., Extended
                                              First-Lien Term Loan, 3/29/17                 $   2,272,843
---------------------------------------------------------------------------------------------------------
                                              Cable & Satellite -- 0.2%
     2,087,398         3.47        BB+/Baa3   Charter Communications Operating LLC,
                                              Term C Loan, 9/6/16                           $   2,101,089
       918,063         4.00        BB+/Baa3   Charter Communications Operating LLC,
                                              Term D Loan, 3/28/19                                926,526
       199,000         6.25            B/B1   WideOpenWest LLC, Term Loan, 4/18/18                201,596
                                                                                            -------------
                                                                                            $   3,229,211
---------------------------------------------------------------------------------------------------------
                                              Movies & Entertainment -- 0.2%
       770,061         5.25          NR/Ba1   Cinedigm Digital Funding I LLC, Term
                                              Loan, 3/31/16                                 $     773,430
     1,653,272         4.50         BB-/Ba2   Live Nation Entertainment, Inc., Term B
                                              Loan, 10/20/16                                    1,663,591
                                                                                            -------------
                                                                                            $   2,437,021
---------------------------------------------------------------------------------------------------------
                                              Publishing -- 0.1%
     2,287,834         4.50          B+/Ba3   Interactive Data Corp., Term B Loan,
                                              1/31/18                                       $   2,302,833
                                                                                            -------------
                                              Total Media                                   $  11,238,967
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.0%
                                              Apparel Retail -- 0.0%
       493,342         4.75         BB+/Ba2   Ascena Retail Group, Inc., Tranche B
                                              Term Loan, 5/17/18                            $     497,967
                                                                                            -------------
                                              Total Retailing                               $     497,967
---------------------------------------------------------------------------------------------------------
                                              FOOD & STAPLES RETAILING -- 0.0%
                                              Food Retail -- 0.0%
       153,597         2.71          B+/Ba3   Pinnacle Foods Group, Inc., Initial Term
                                              Loan, 4/19/14                                 $     154,157
                                                                                            -------------
                                              Total Food & Staples Retailing                $     154,157
---------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.0%
                                              Packaged Foods & Meats -- 0.0%
       304,425         4.00          BB/Ba1   B&G Foods, Inc., Tranche B Term Loan
                                              (2012), 11/30/18                              $     306,424
                                                                                            -------------
                                              Total Food, Beverage & Tobacco                $     306,424
---------------------------------------------------------------------------------------------------------
                                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                              Personal Products -- 0.1%
       861,429         4.25         BB-/Ba3   NBTY, Inc., Term B-1 Loan, 10/1/17            $     870,956
                                                                                            -------------
                                              Total Household & Personal Products           $     870,956
---------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                              Health Care Equipment -- 0.0%
       698,250         4.50        BBB-/Ba2   Hologic, Inc., Tranche B Term Loan,
                                              4/29/19                                       $     707,487
---------------------------------------------------------------------------------------------------------
                                              Health Care Supplies -- 0.1%
     2,177,520         5.75          BB-/NR   Immucor, Inc., Term B-1 Loan, 8/19/18         $   2,207,461
---------------------------------------------------------------------------------------------------------
                                              Health Care Services -- 0.2%
       550,000         0.00           B+/B1   Ardent Medical Services, Inc., 1st
                                              Lien Term Loan, 5/2/18                        $     556,531
     1,600,681         7.25            B/B1   Ardent Medical Services, Inc., Term
                                              Loan, 9/15/15                                     1,604,683
       392,000         4.50         BB-/Ba2   DaVita HealthCare Partners, Inc.,
                                              Tranche B Term Loan, 10/20/16                       395,234
                                                                                            -------------
                                                                                            $   2,556,448
---------------------------------------------------------------------------------------------------------
                                              Health Care Facilities -- 0.5%
     2,199,732         3.81          BB/Ba3   Community Health Systems, Inc.,
                                              Extended Term Loan, 7/25/14                   $   2,216,052
       747,900         3.46          BB/Ba3   HCA Holdings, Inc., Tranche B-3 Term
                                              Loan, 5/1/18                                        750,771
     1,793,613         3.56          BB/Ba3   HCA, Inc., Tranche B-2 Term Loan, 3/17/17         1,800,900
     1,663,200         4.50         BB-/Ba3   Health Management Associates, Inc.,
                                              Term B Loan, 11/1/18                              1,678,638
       955,684         3.75         BB+/Ba2   Universal Health Services, Inc.,
                                              Tranche B Term Loan 2011, 11/30/16                  961,180
                                                                                            -------------
                                                                                            $   7,407,541
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 59

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Health Care Technology -- 0.0%
       461,955         4.50         BB-/Ba3   IMS Health, Inc., Tranche B Dollar
                                              Term Loan, 8/31/17                            $     465,599
                                                                                            -------------
                                              Total Health Care Equipment & Services        $  13,344,536
---------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS, BIOTECHNOLOGY &
                                              LIFE SCIENCES -- 0.3%
                                              Biotechnology -- 0.0%
     1,011,587         4.50         BB+/Ba2   Grifols, Inc., New U.S. Tranche B Term
                                              Loan, 6/4/17                                  $   1,022,757
---------------------------------------------------------------------------------------------------------
                                              Pharmaceuticals -- 0.1%
       404,815         4.00       BBB-/Baa3   Endo Health Solutions, Inc., Term
                                              Loan B 2011, 4/14/18                          $     409,117
       625,000         0.00        BBB-/Ba1   Valeant Pharmaceuticals International,
                                              Inc., Series C Tranch Term Loan 9/12/19             630,000
                                                                                            -------------
                                                                                            $   1,039,117
---------------------------------------------------------------------------------------------------------
                                              Life Sciences Tools & Services -- 0.2%
     2,714,804         4.21         BB-/Ba3   Catalent Pharma Solutions, Inc.,
                                              Extended Dollar Term-1 Loan, 9/15/16          $   2,734,318
                                                                                            -------------
                                              Total Pharmaceuticals, Biotechnology
                                              & Life Sciences                               $   4,796,192
---------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.2%
                                              Other Diversified Financial Services -- 0.2%
     1,717,810         3.50       BBB-/Baa2   RPI Finance Trust, 6.75 Year Term Loan
                                              (2012), 5/10/18                               $   1,734,272
       999,288         5.25          NR/Ba2   WorldPay, Facility B2A Term Loan, 8/6/17          1,007,407
                                                                                            -------------
                                                                                            $   2,741,679
                                                                                            -------------
                                              Total Diversified Financials                  $   2,741,679
---------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.5%
                                              Insurance Brokers -- 0.1%
     1,754,997         4.71           B+/B1   HUB International Holdings, Inc., 2017
                                              Initial Term Loan (Extended), 6/13/17         $   1,771,573
---------------------------------------------------------------------------------------------------------
                                              Property & Casualty Insurance -- 0.4%
     6,335,000         0.00           NR/NR   USI Insurance Services LLC, Intial
                                              Term Loan 11/29/19                            $   6,329,723
                                                                                            -------------
                                              Total Insurance                               $   8,101,296
---------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.2%
                                              Internet Software & Services -- 0.1%
     1,395,150         4.00         BB+/Ba3   Autotrader.com, Inc., Tranche B-1 Term
                                              Loan, 12/15/16                                $   1,409,973
---------------------------------------------------------------------------------------------------------
                                              IT Consulting & Other Services -- 0.1%
     1,663,275         3.96          BB/Ba3   SunGard Data Systems, Inc., Tranche C
                                              Term Loan, 2/28/17                            $   1,675,219
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              Application Software -- 0.0%
       378,276         3.22        BB+/Baa2   Nuance Communications, Inc., Term C
                                              Loan, 3/31/16                                 $     380,522
---------------------------------------------------------------------------------------------------------
                                              Systems Software -- 0.0%
       160,086         3.75        BBB-/Ba2   The Reynolds & Reynolds Co., Tranche B
                                              Term Loan, 3/9/18                             $     161,186
                                                                                            -------------
                                              Total Software & Services                     $   3,626,900
---------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                              Communications Equipment -- 0.3%
       930,529         4.25          BB/Ba3   CommScope, Inc., Tranche 1 Term Loan,
                                              1/14/18                                       $     938,090
     3,240,000         4.00        BBB-/Ba3   Riverbed Technology, Inc., Loan,
                                              10/29/19                                          3,272,400
                                                                                            -------------
                                                                                            $   4,210,490
---------------------------------------------------------------------------------------------------------
                                              Electronic Components -- 0.2%
     2,662,260         2.46         BB+/Ba2   Flextronics Semiconductor, Ltd., A
                                              Closing Date Loan, 10/1/14                    $   2,666,919
       492,051         2.46         BB+/Ba2   Flextronics Semiconductor, Ltd., A-1-A
                                              Delayed Draw Loan, 10/1/14                          492,912
       313,187         2.46         BB+/Ba2   Flextronics Semiconductor, Ltd., A-2
                                              Delayed Draw Loan, 10/1/14                          313,872
       365,385         2.46         BB+/Ba2   Flextronics Semiconductor, Ltd., A-3
                                              Delayed Draw Loan, 10/1/14                          366,184
                                                                                            -------------
                                                                                            $   3,839,887
                                                                                            -------------
                                              Total Technology Hardware & Equipment         $   8,050,377
---------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS & SEMICONDUCTOR
                                              EQUIPMENT -- 0.3%
                                              Semiconductor Equipment -- 0.2%
     3,178,241         5.75          BB-/B1   Aeroflex, Inc., Tranche B Term Loan,
                                              4/25/18                                       $   3,213,997
---------------------------------------------------------------------------------------------------------
                                              Semiconductors -- 0.1%
       917,876         4.00          BB/Ba2   Microsemi Corp., Term Loan, 2/2/18            $     926,366
       507,450         4.25        BBB-/Ba2   Semtech Corp., B Term Loan, 2/21/17                 512,842
                                                                                            -------------
                                                                                            $   1,439,208
                                                                                            -------------
                                              Total Semiconductors & Semiconductor
                                              Equipment                                     $   4,653,205
---------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.1%
                                              Wireless Telecommunication Services -- 0.1%
     1,180,000         3.21            B/B3   Intelsat Jackson Holdings SA, Term Loan
                                              (Unsecured), 2/1/14                           $   1,181,844
                                                                                            -------------
                                              Total Telecommunication Services              $   1,181,844
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 61

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.2%
                                              Electric Utilities -- 0.1%
     2,020,237        4.75         CCC/Caa1   Texas Competitive Electric Holdings Co.
                                              LLC, 2017 Term Loan (Extending),
                                              10/10/17                                      $   1,360,413
---------------------------------------------------------------------------------------------------------
                                              Independent Power Producers & Energy
                                              Traders -- 0.1%
     1,349,450        4.00         BB+/Baa3   NRG Energy, Inc., Term Loan, 5/5/18           $   1,365,790
       815,000        0.00            NR/NR   NSG Holdings LLC, 1st Lien Term Loan,
                                              11/15/19                                            829,262
                                                                                            -------------
                                                                                            $   2,195,052
                                                                                            -------------
                                              Total Utilities                               $   3,555,465
---------------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                              (Cost $101,324,540)                           $ 102,787,122
---------------------------------------------------------------------------------------------------------
                                              TEMPORARY CASH INVESTMENTS -- 3.7%
                                              Repurchase Agreements -- 3.0%
    12,050,000                       NR/Aaa   Bank of Nova Scotia, Inc., 0.18%,
                                              dated 12/31/12, repurchase price of
                                              $12,050,000 plus accrued interest on
                                              1/2/13 collateralized by $12,291,150
                                              U.S. Treasury Notes, 0.75%, 8/31/14           $  12,050,000
    12,050,000                       NR/Aaa   Deutsche Bank AG, 0.15%, dated
                                              12/31/12, repurchase price of
                                              $12,050,000 plus accrued interest on
                                              1/2/13 collateralized by the following:
                                              $8,503,098 U.S. Treasury Bond,
                                              11.25%, 2/15/15
                                              $3,787,909 U.S. Treasury Note,
                                              0.75%, 12/31/17                                  12,050,000
    12,050,000                       NR/Aaa   JPMorgan, Inc., 0.24%, dated 12/31/12,
                                              repurchase price of $12,050,000 plus
                                              accrued interest on 1/2/13 collateralized
                                              by $12,291,208 Federal National
                                              Mortgage Association, 3.0-5.5%,
                                              7/1/22-9/1/42                                    12,050,000
    12,050,000                       NR/Aaa   RBC Capital Markets Corp., 0.18%,
                                              dated 12/31/12, repurchase price of
                                              $12,050,000 plus accrued interest on
                                              1/2/13 collateralized by $12,291,000
                                              Freddie Mac Giant, 3.5%, 9/1/42                  12,050,000
    12,050,000                       NR/Aaa   TD Securities, Inc., 0.17%, dated
                                              12/31/12, repurchase price of
                                              $12,050,000 plus accrued interest on
                                              1/2/13 collateralized by $12,291,025
                                              U.S. Treasury Strip, 0.125%, 7/15/22             12,050,000
                                                                                            -------------
                                                                                            $  60,250,000
---------------------------------------------------------------------------------------------------------
                                              TOTAL TEMPORARY CASH INVESTMENTS
                                              (Cost $60,250,000)                            $  60,250,000
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Semiannual Report | 12/31/12

---------------------------------------------------------------------------------------------------------
 Principal       Floating     S&P/Moody's
 Amount ($)      Rate(b)      Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN SECURITIES -- 99.3%
                                              (Cost $1,510,708,552) (a)                  $  1,621,672,659
---------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS & LIABILITIES -- 0.7%         $     11,570,578
---------------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                 $  1,633,243,237
=========================================================================================================
                                              CREDIT DEFAULT SWAP AGREEMENTS

---------------------------------------------------------------------------------------------------------
 Notional                                     Swap Counterparty/
 Principal($)                                 Referenced Obligation                      Unrealized Gain
---------------------------------------------------------------------------------------------------------
    14,000,000                                JPMorgan Chase & Co., Index: Markit
                                              CDX.NA.IG.18, 1.0%, 6/20/17                $        108,033
---------------------------------------------------------------------------------------------------------
                                              TOTAL CREDIT DEFAULT SWAP AGREEMENTS
                                              (Cost $16,039)                             $        108,033
---------------------------------------------------------------------------------------------------------

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

REIT        Real Estate Investment Trust.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2012, the value of these securities amounted to $379,860,511 or 23.3% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $1,510,708,552 was as follows:

              Aggregate gross unrealized gain for all investments in which there
                 is an excess of value over tax cost                               $   122,476,514

              Aggregate gross unrealized loss for all investments in which there
                 is an excess of tax cost over value                                   (11,512,407)
                                                                                   ---------------
              Net unrealized gain                                                  $   110,964,107
                                                                                   ===============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(d) Security represents the interest only portion of payments on a pool of underlying mortgages or mortgage-backed securities.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 63

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 were as follows:

--------------------------------------------------------------------------------
                                              Purchases             Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities          $ 27,448,496          $ 28,762,910
Other Long-Term Securities                    $297,643,222          $125,159,948

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------
                                      Level 1           Level 2         Level 3       Total
----------------------------------------------------------------------------------------------------
Convertible Corporate Bonds           $             --  $   14,400,772  $         --  $   14,400,772
Preferred Stocks                            17,599,060       2,930,376            --      20,529,436
Convertible Preferred Stocks                 6,872,250              --            --       6,872,250
Common Stocks                                4,432,690              --            --       4,432,690
Asset Backed Securities                             --     117,185,424            --     117,185,424
Collateralized Mortgage Obligations                 --     302,749,752            --     302,749,752
Corporate Bonds                                     --     578,807,140       738,322     579,545,462
U.S. Government and Agency Obligations              --     294,596,754            --     294,596,754
Foreign Government Bonds                            --       5,267,000            --       5,267,000
Municipal Bonds                                     --     113,055,997            --     113,055,997
Senior Floating Rate Loan Interests                 --     102,787,122            --     102,787,122
Repurchase Agreements                               --      60,250,000            --      60,250,000
----------------------------------------------------------------------------------------------------
Total                                 $     28,904,000  $1,592,030,337  $    738,322  $1,621,672,659
====================================================================================================
Other Financial Instruments:
Credit default swaps                  $             --  $      108,033  $         --  $      108,033
Futures contracts                                4,221              --            --           4,221
----------------------------------------------------------------------------------------------------
Total                                 $          4,221  $      108,033  $         --  $      112,254
====================================================================================================

During the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Semiannual Report | 12/31/12

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                 Collateralized
                                                                 Mortgage
                                                                 Obligations
--------------------------------------------------------------------------------
Balance as of 6/30/12                                                  $      --
Realized gain (loss)1                                                         --
Change in unrealized appreciation (depreciation)2                         35,572
Purchases                                                                702,750
Sales                                                                         --
Transfers in and out of Level 3**                                             --
--------------------------------------------------------------------------------
Balance as of 12/31/12                                                 $ 738,322
================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

**    Transfers are calculated on the beginning of period values.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 65

Statement of Assets and Liabilities | 12/31/12 (unaudited)

ASSETS:
   Investment in securities (cost $1,510,708,552)               $1,621,672,659
   Cash                                                              5,362,237
   Futures Collateral                                                  347,350
   Receivables --
     Investment securities sold                                      2,306,466
     Fund shares sold                                                7,165,389
     Interest and dividends                                         12,663,042
     Due from Pioneer Investment Management, Inc.                       55,990
   Unrealized appreciation on futures contracts                          4,576
   Unrealized appreciation on credit default swaps                     108,033
   Other                                                               115,884
------------------------------------------------------------------------------
        Total assets                                            $1,649,801,626
==============================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                           $    9,650,620
      Fund shares repurchased                                        4,897,346
      Dividends                                                      1,444,337
      Variation margin                                                  13,107
   Credit default swaps, premiums received                               3,405
   Due to affiliates                                                   402,974
   Accrued expenses                                                    146,600
------------------------------------------------------------------------------
         Total liabilities                                      $   16,558,389
==============================================================================
NET ASSETS:
   Paid-in capital                                              $1,553,408,955
   Distributions in excess of net investment income                 (2,687,116)
   Accumulated net realized loss on investments
     and futures contracts                                         (28,555,318)
   Net unrealized gain on investments                              110,964,107
   Net unrealized gain on credit default swaps                         108,033
   Net unrealized gain on futures contracts                              4,576
------------------------------------------------------------------------------
         Total net assets                                       $1,633,243,237
==============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $545,823,317/54,986,263 shares)            $         9.93
   Class B (based on $11,625,358/1,178,452 shares)              $         9.86
   Class C (based on $100,383,839/10,224,634 shares)            $         9.82
   Class K (based on $9,994/1,007 shares)                       $         9.92
   Class R (based on $26,681,954/2,664,468 shares)              $        10.01
   Class Y (based on $942,697,875/95,831,040 shares)            $         9.84
   Class Z (based on $6,020,900/605,053 shares)                 $         9.95
MAXIMUM OFFERING PRICE:
   Class A ($9.93 / 95.5%)                                      $        10.40
==============================================================================

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Semiannual Report | 12/31/12

Statement of Operations (unaudited)

For the Six Months Ended 12/31/12

INVESTMENT INCOME:
   Interest                                                      $ 36,329,611
   Dividends                                                        1,061,632
-------------------------------------------------------------------------------------------------
          Total investment income                                                   $  37,391,243
=================================================================================================
EXPENSES:
   Management fees                                               $  3,699,610
   Transfer agent fees
      Class A                                                         160,119
      Class B                                                          22,651
      Class C                                                          22,692
      Class R                                                           4,226
      Class Y                                                          37,839
      Class Z                                                             660
   Distribution fees
      Class A                                                         610,910
      Class B                                                          62,350
      Class C                                                         491,610
      Class R                                                          64,001
   Shareholder communications expense                                 711,540
   Administrative reimbursements                                      219,029
   Custodian fees                                                      73,897
   Registration fees                                                   76,581
   Professional fees                                                   47,775
   Printing expense                                                     4,207
   Fees and expenses of nonaffiliated Trustees                         31,382
   Miscellaneous                                                      113,574
-------------------------------------------------------------------------------------------------
          Total expenses                                                            $   6,454,653
          Less fees waived and expenses reimbursed
             by Pioneer Investment Management, Inc.                                      (374,419)
-------------------------------------------------------------------------------------------------
          Net expenses                                                              $   6,080,234
-------------------------------------------------------------------------------------------------
             Net investment income                                                  $  31,311,009
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, AND CREDIT DEFAULT SWAPS:
  Net realized gain (loss) on:
     Investments                                                 $ (9,517,247)
     Futures contracts                                               (651,929)
     Credit default swaps                                              66,889       $ (10,102,287)
-------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
     Investments                                                 $ 39,880,506
     Futures contracts                                               (327,114)
     Credit default swaps                                             184,655       $  39,738,047
-------------------------------------------------------------------------------------------------
  Net gain on investments and futures contracts                                     $  29,635,760
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $  60,946,769
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 67

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 12/31/12          Year Ended
                                                                 (unaudited)       6/30/12
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $   31,311,009    $   59,027,080
Net realized gain (loss) on investments, futures contracts
and credit default swaps                                            (10,102,287)         (335,503)
Change in net unrealized gain (loss) on investments
  and futures contracts                                              39,738,047        17,926,110
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       $   60,946,769    $   76,617,687
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.21 and $0.43 per share, respectively)          $  (10,258,752)   $  (19,730,298)
      Class B ($0.16 and $0.33 per share, respectively)                (196,773)         (543,288)
      Class C ($0.17 and $0.35 per share, respectively)              (1,643,775)       (3,283,618)
      Class K* ($0.03 and $0.00 per share, respectively)                    (30)               --
      Class R ($0.19 and $0.40 per share, respectively)                (483,579)         (844,452)
      Class Y ($0.22 and $0.45 per share, respectively)             (19,932,115)      (36,596,527)
      Class Z ($0.22 and $0.46 per share, respectively)                 (90,520)          (63,937)
Net realized gain:
      Class A ($0.00 and $0.05 per share, respectively)                      --        (2,175,260)
      Class B ($0.00 and $0.05 per share, respectively)                      --           (84,708)
      Class C ($0.00 and $0.05 per share, respectively)                      --          (468,609)
      Class R ($0.00 and $0.05 per share, respectively)                      --          (100,096)
      Class Y ($0.00 and $0.05 per share, respectively)                      --        (4,001,897)
      Class Z ($0.00 and $0.05 per share, respectively)                      --            (4,956)
-------------------------------------------------------------------------------------------------
      Total distributions to shareowners                         $  (32,605,544)   $  (67,897,646)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $  319,700,535    $  495,304,092
Reinvestment of distributions                                        23,472,477        41,060,757
Cost of shares repurchased                                         (171,881,435)     (452,496,717)
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                 $  171,291,577    $   83,868,132
-------------------------------------------------------------------------------------------------
      Net increase in net assets                                 $  199,632,802    $   92,588,173
NET ASSETS:
Beginning of period                                               1,433,610,435     1,341,022,262
-------------------------------------------------------------------------------------------------
End of period                                                    $1,633,243,237    $1,433,610,435
=================================================================================================
Undistributed (distributions in excess of) net
  investment income                                              $   (2,687,116)   $   (1,392,581)
=================================================================================================

* Class K shares were first publicly offered on December 20, 2012.

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Semiannual Report | 12/31/12

-------------------------------------------------------------------------------------------------
                                  12/31/12        12/31/12
                                  Shares          Amount          6/30/12         6/30/12
                                  (unaudited)     (unaudited)     Shares          Amount
-------------------------------------------------------------------------------------------------
Class A
Shares sold                         13,347,936    $132,416,012      16,727,695    $ 161,640,305
Reinvestment of distributions          898,108       8,912,113       1,828,665       17,631,168
Less shares repurchased             (5,885,989)    (58,248,187)    (23,798,695)    (230,385,873)
-------------------------------------------------------------------------------------------------
      Net increase (decrease)        8,360,055    $ 83,079,938      (5,242,335)   $ (51,114,400)
=================================================================================================
Class B
Shares exchanged                        69,528    $    685,032         247,924    $   2,395,584
Reinvestment of distributions           18,721         184,414          60,804          582,295
Less shares repurchased               (247,525)     (2,433,833)       (895,246)      (8,592,690)
-------------------------------------------------------------------------------------------------
      Net decrease                    (159,276)   $ (1,564,387)       (586,518)   $  (5,614,811)
=================================================================================================
Class C
Shares sold                          1,420,696    $ 13,937,806       3,526,577    $  33,738,657
Reinvestment of distributions          124,009       1,217,004         270,485        2,578,644
Less shares repurchased             (1,056,247)    (10,348,895)     (2,738,794)     (26,122,885)
-------------------------------------------------------------------------------------------------
      Net increase                     488,458    $  4,805,915       1,058,268    $  10,194,416
=================================================================================================
Class K*
Shares sold                              1,007    $     10,000
Reinvestment of distributions               --              --
Less shares repurchased                     --              --
-------------------------------------------------------------------------------------------------
      Net increase                       1,007    $     10,000
=================================================================================================
Class R
Shares sold                            562,262    $  5,624,524       1,408,283    $  13,985,377
Reinvestment of distributions           43,601         436,342          80,268          780,766
Less shares repurchased               (374,792)     (3,744,849)     (1,160,309)     (11,320,599)
-------------------------------------------------------------------------------------------------
      Net increase                     231,071    $  2,316,017         328,242    $   3,445,544
=================================================================================================
Class Y
Shares sold                         16,612,164    $163,140,651      29,204,230    $ 277,000,768
Reinvestment of distributions        1,284,243      12,633,338       2,032,263       19,420,618
Less shares repurchased             (9,882,366)    (96,906,850)    (18,352,855)    (175,882,776)
-------------------------------------------------------------------------------------------------
      Net increase                   8,014,041    $ 78,867,139      12,883,638    $ 120,538,610
=================================================================================================
Class Z
Shares sold                            390,999    $  3,886,510         156,608    $   6,543,401
Reinvestment of distributions            8,968          89,266           6,949           67,266
Less shares repurchased                (19,977)       (198,821)        (19,851)        (191,894)
-------------------------------------------------------------------------------------------------
      Net increase                     379,990    $  3,776,955         143,706    $   6,418,773
=================================================================================================

* Class K shares were first publicly offered on December 20, 2012.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 69

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year       Year       Year       Year          Year
                                                              12/31/12     Ended      Ended      Ended      Ended         Ended
                                                              (unaudited)  6/30/12    6/30/11    6/30/10    6/30/09       6/30/08
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $   9.73     $   9.66   $   9.44   $   8.63   $   9.10      $   8.95
-----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                      $   0.20     $   0.42   $   0.45   $   0.45   $   0.50      $   0.43
   Net realized and unrealized gain (loss) on investments         0.21         0.13       0.21       0.80      (0.31)         0.16
-----------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                       $   0.41     $   0.55   $   0.66   $   1.25   $   0.19      $   0.59
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         (0.21)       (0.43)     (0.44)     (0.44)     (0.55)        (0.44)
   Net realized gain                                                --        (0.05)        --         --      (0.11)           --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.20     $   0.07   $   0.22   $   0.81   $  (0.47)     $   0.15
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.93     $   9.73   $   9.66   $   9.44   $   8.63      $   9.10
===================================================================================================================================
Total return*                                                     4.22%        5.91%      7.08%     14.71%      2.65%         6.64%
Ratio of net expenses to average net assets+                      0.85%**      0.85%      0.85%      0.85%      0.89%(a)      1.00%
Ratio of net investment income to average net assets+             4.03%**      4.35%      4.63%      4.86%      5.88%         4.60%
Portfolio turnover rate                                             20%          21%        36%        41%        34%           73%
Net assets, end of period (in thousands)                      $545,823     $453,772   $500,905   $420,706   $320,036      $265,959
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 0.99%**      1.03%      1.06%      1.07%      1.09%         1.04%
   Net investment income                                          3.89%**      4.17%      4.42%      4.64%      5.68%         4.56%
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                   0.85%**      0.85%      0.85%      0.85%      0.89%(a)      1.00%
   Net investment income                                          4.03%**      4.35%      4.63%      4.86%      5.88%         4.60%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratio with no reduction for fees paid indirectly.

(a) On October 1, 2008, Pioneer contractually lowered Class A shares' expense limitation from 1.00% to 0.85% of the average daily net assets attributable to Class A shares. The expense limit will be in effect through November 1, 2013.

**    Annualized.

 The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Semiannual Report | 12/31/12

----------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year       Year       Year        Year         Year
                                                              12/31/12     Ended      Ended      Ended       Ended        Ended
                                                              (unaudited)  6/30/12    6/30/11    6/30/10     6/30/09      6/30/08
----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                          $  9.67      $  9.60    $  9.38    $  8.58     $  9.05      $  8.90
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                      $  0.15      $  0.31    $  0.35    $  0.35     $  0.42      $  0.34
   Net realized and unrealized gain (loss) on investments        0.20         0.14       0.21       0.79       (0.31)        0.16
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.35      $  0.45    $  0.56    $  1.14     $  0.11      $  0.50
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.16)       (0.33)     (0.34)     (0.34)      (0.47)       (0.35)
   Net realized gain                                               --        (0.05)        --         --       (0.11)          --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                               $  0.19      $  0.07    $  0.22    $  0.80     $ (0.47)     $  0.15
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.86      $  9.67    $  9.60    $  9.38     $  8.58      $  9.05
==================================================================================================================================
Total return*                                                    3.61%        4.82%      5.99%     13.47%       1.62%        5.70%
Ratio of net expenses to average net assets+                     1.90%**      1.90%      1.90%      1.90%       1.90%        1.90%
Ratio of net investment income to average net assets+            2.98%**      3.31%      3.59%      3.89%       4.90%        3.72%
Portfolio turnover rate                                            20%          21%        36%        41%         34%          73%
Net assets, end of period (in thousands)                      $11,625      $12,942    $18,474    $27,342     $31,738      $34,106
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                2.01%**      2.02%      1.95%      1.98%       1.99%        1.90%
   Net investment income                                         2.87%**      3.19%      3.54%      3.81%       4.81%        3.72%
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  1.90%**      1.90%      1.90%      1.90%       1.90%        1.89%
   Net investment income                                         2.98%**      3.31%      3.59%      3.89%       4.90%        3.73%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratio with no reduction for fees paid indirectly.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 71

----------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year       Year        Year        Year        Year
                                                              12/31/12     Ended      Ended       Ended       Ended       Ended
                                                              (unaudited)  6/30/12    6/30/11     6/30/10     6/30/09     6/30/08
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $   9.63     $  9.55    $  9.34     $  8.54     $  9.02     $  8.87
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                      $   0.16     $  0.33    $  0.36     $  0.37     $  0.42     $  0.35
   Net realized and unrealized gain (loss) on investments         0.20        0.15       0.20        0.78       (0.31)       0.16
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.36     $  0.48    $  0.56     $  1.15     $  0.11     $  0.51
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         (0.17)      (0.35)     (0.35)      (0.35)      (0.48)      (0.36)
   Net realized gain                                                --       (0.05)        --          --       (0.11)         --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                               $   0.19     $  0.08    $  0.21     $  0.80     $ (0.48)    $  0.15
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.82     $  9.63    $  9.55     $  9.34     $  8.54     $  9.02
==================================================================================================================================
Total return*                                                     3.71%       5.12%      6.06%      13.63%       1.62%       5.80%
Ratio of net expenses to average net assets+                      1.71%**     1.73%      1.73%       1.79%       1.83%       1.82%
Ratio of net investment income to average net assets+             3.17%**     3.47%      3.75%       3.91%       4.93%       3.79%
Portfolio turnover rate                                             20%         21%        36%         41%         34%         73%
Net assets, end of period (in thousands)                      $100,384     $93,737    $82,915     $81,892     $53,045     $35,784
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 1.71%**     1.73%      1.73%       1.79%       1.83%       1.82%
   Net investment income                                          3.17%**     3.47%      3.75%       3.91%       4.93%       3.79%
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                   1.71%**     1.73%      1.73%       1.79%       1.83%       1.82%
   Net investment income                                          3.17%**     3.47%      3.75%       3.91%       4.93%       3.79%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratio with no reduction for fees paid indirectly.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Semiannual Report | 12/31/12

--------------------------------------------------------------------------------
                                                                 12/20/12 (a)
                                                                 to
                                                                 12/31/12
                                                                 (unaudited)
--------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                             $      9.94
--------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                          $      0.01
  Net realized and unrealized gain (loss) on investments                  --
--------------------------------------------------------------------------------
Net increase from investment operations                          $      0.17
--------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                (0.19)
  Net realized gain                                                       --
--------------------------------------------------------------------------------
Net decrease in net asset value                                  $     (0.02)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $      9.92
================================================================================
Total return*                                                           0.20%(b)
Ratio of net expenses to average net assets+                            0.57%**
Ratio of net investment income to average net assets+                   0.25%**
Portfolio turnover rate                                                   20%
Net assets, end of period (in thousands)                         $        10
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses                                                        0.57%**
  Net investment income                                                 0.25%**
Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                          0.57%**
  Net investment income                                                 0.25%**
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+     Ratio with no reduction for fees paid indirectly.

(a)   Class K shares were first publicly offered on December 20, 2012.

(b)   Not annualized.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 73

----------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended       Year      Year       Year        Year       Year
                                                                12/31/12    Ended     Ended      Ended       Ended      Ended
                                                                (unaudited) 6/30/12   6/30/11    6/30/10     6/30/09    6/30/08
----------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                            $  9.82     $  9.74   $  9.52    $  8.71     $  9.18    $  9.05
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                        $  0.18     $  0.39   $  0.41    $  0.42     $  0.48    $  0.40
   Net realized and unrealized gain (loss) on investments          0.20        0.14      0.22       0.80       (0.31)      0.15
----------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                         $  0.38     $  0.53   $  0.63    $  1.22     $  0.17    $  0.55
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.19)      (0.40)    (0.41)     (0.41)      (0.53)     (0.42)
   Net realized gain                                                 --       (0.05)       --         --       (0.11)        --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  0.19     $  0.08   $  0.22    $  0.81     $ (0.47)   $  0.13
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 10.01     $  9.82   $  9.74    $  9.52     $  8.71    $  9.18
==================================================================================================================================
Total return*                                                      3.89%       5.58%     6.67%     14.18%       2.35%      6.15%
Ratio of net expenses to average net assets+                       1.25%**     1.25%     1.24%      1.25%       1.25%      1.25%
Ratio of net investment income to average net assets+              3.63%**     3.94%     4.25%      4.50%       5.53%      4.35%
Portfolio turnover rate                                              20%         21%       36%        41%         34%        73%
Net assets, end of period (in thousands)                        $26,682     $23,892   $20,508    $18,186     $15,404    $11,263
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses                                                   1.38%**     1.35%     1.24%      1.26%       1.30%      1.31%
  Net investment income                                            3.50%**     3.84%     4.25%      4.49%       5.48%      4.30%
Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                     1.25%**     1.25%     1.24%      1.25%       1.25%      1.25%
  Net investment income                                            3.63%**     3.94%     4.25%      4.50%       5.53%      4.35%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+     Ratio with no reduction for fees paid indirectly.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Semiannual Report | 12/31/12

----------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended        Year       Year       Year       Year       Year
                                                                12/31/12     Ended      Ended      Ended      Ended      Ended
                                                                (unaudited)  6/30/12    6/30/11    6/30/10    6/30/09    6/30/08
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $   9.65     $   9.57   $   9.36   $   8.55   $   9.02   $   8.88
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                        $   0.21     $   0.44   $   0.47   $   0.47   $   0.53   $   0.45
   Net realized and unrealized gain (loss) on investments           0.20         0.14       0.20       0.79      (0.31)      0.16
----------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                         $   0.41     $   0.58   $   0.67   $   1.26   $   0.22   $   0.61
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.22)       (0.45)     (0.46)     (0.45)     (0.58)     (0.47)
   Net realized gain                                                  --        (0.05)        --         --      (0.11)        --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $   0.19     $   0.08   $   0.21   $   0.81   $  (0.47)  $   0.14
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   9.84     $   9.65   $   9.57   $   9.36   $   8.55   $   9.02
==================================================================================================================================
Total return*                                                       4.26%        6.27%      7.25%     15.06%      2.95%      6.91%
Ratio of net expenses to average net assets+                        0.63%**      0.65%      0.61%      0.61%      0.63%      0.59%
Ratio of net investment income to average net assets+               4.24%**      4.55%      4.88%      5.13%      6.10%      5.02%
Portfolio turnover rate                                               20%          21%        36%        41%        34%        73%
Net assets, end of period (in thousands)                        $942,698     $847,069   $717,433   $713,869   $589,661   $710,219
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   0.63%**      0.65%      0.61%      0.61%      0.64%      0.61%
   Net investment income                                            4.24%**      4.55%      4.88%      5.13%      6.09%      5.00%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                     0.63%**      0.65%      0.61%      0.61%      0.63%      0.59%
   Net investment income                                            4.24%**      4.55%      4.88%      5.13%      6.10%      5.02%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+     Ratio with no reduction for fees paid indirectly.

**    Annualized.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 75

The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended        Year       Year       Year       Year       7/6/07(a)
                                                                12/31/12     Ended      Ended      Ended      Ended      to
                                                                (unaudited)  6/30/12    6/30/11    6/30/10    6/30/09    6/30/08
----------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                            $ 9.76       $ 9.68     $ 9.46     $ 8.67     $  9.10   $ 8.89
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                        $ 0.21       $ 0.45     $ 0.47     $ 0.48     $  0.54   $ 0.45
   Net realized and unrealized gain (loss) on investments         0.20         0.14       0.21       0.77       (0.28)    0.22
----------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                         $ 0.41       $ 0.59     $ 0.68     $ 1.25     $  0.26   $ 0.67
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         (0.22)       (0.46)     (0.46)     (0.46)      (0.58)   (0.46)
   Net realized gain                                                --        (0.05)        --         --       (0.11)      --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ 0.19       $ 0.08     $ 0.22     $ 0.79     $ (0.43)  $ 0.21
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 9.95       $ 9.76     $ 9.68     $ 9.46     $  8.67   $ 9.10
==================================================================================================================================
Total return*                                                     4.21%        6.23%      7.30%     14.68%       3.42%    7.63%(b)
Ratio of net expenses to average net assets+                      0.65%**      0.65%      0.65%      0.63%       0.65%    0.58%**
Ratio of net investment income to average net assets+             4.23%**      4.50%      4.82%      5.00%       5.91%    5.00%**
Portfolio turnover rate                                              8%           6%        36%        41%         34%      73%
Net assets, end of period (in thousands)                        $6,021       $2,196     $  787     $  720     $   382   $  102
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 0.79%**      0.83%      0.72%      0.63%       0.67%    0.58%**
   Net investment income                                          4.09%**      4.32%      4.75%      5.00%       5.89%    5.00%**
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                   0.65%**      0.65%      0.65%      0.63%       0.65%    0.58%**
   Net investment income                                          4.23%**      4.50%      4.82%      5.00%       5.91%    5.00%**
==================================================================================================================================

(a)   Class Z shares were first publicly offered on July 6, 2007.

(b)   Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

+     Ratios with no fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Semiannual Report | 12/31/12

Notes to Financial Statements | 12/31/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers seven classes of shares designated as Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares. Class K shares were first publicly offered on December 20, 2012. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 77

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued using inputs/data furnished by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

      Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment

78 Pioneer Bond Fund | Semiannual Report | 12/31/12

      Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

      At December 31, 2012, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.05% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

      Principal amounts of mortgage-backed securities, asset-backed securities and corporate bonds are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 79 differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended June 30, 2012 was as follows:

      -------------------------------------------------------------------------
                                                                           2012
      -------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $61,062,120
      Long-term capital gain                                          6,835,526
      -------------------------------------------------------------------------
           Total                                                    $67,897,646
      =========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at June 30, 2012:

      -------------------------------------------------------------------------
                                                                          2012
      -------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                               $    566,745
      Capital loss carryforward                                    (19,070,867)
      Dividends payable                                             (1,880,333)
      Net unrealized gain                                           71,877,512
      -------------------------------------------------------------------------
           Total                                                  $ 51,493,057
      =========================================================================

      The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, interest on defaulted bonds, the tax treatment of premium and amortization, the mark-to-market of futures contracts and credit default swaps.

C.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $54,883 in underwriting commissions on the sale of Class A shares during the six months ended December 31, 2012.

D.    Class Allocations

      Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay

80 Pioneer Bond Fund | Semiannual Report | 12/31/12 distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class K,
      Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.    Risks

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.    Futures Contracts

      The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the six months ended December 31, 2012 was 877.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 81

At December 31, 2012, open futures contracts were as follows:

--------------------------------------------------------------------------------
                           Number of
                           Contracts      Settlement                 Unrealized
 Type                      Long/(Short)   Month       Value          Gain/(Loss)
--------------------------------------------------------------------------------
U.S. 5 Year Note (CBT)     (377)          3/13        $ (46,904,100)  $  73,636
U.S. Long Bond (CBT)       (7)            3/13           (1,032,500)     17,883
U.S. 10 Year Note (CBT)    (146)          3/13          (19,386,062)     31,791
U.S. 2 Year Note (CBT)     (218)          3/13          (48,062,190)    (10,218)
U.S. Ultra Bond (CBT)       30            3/13            4,877,812    (108,516)
--------------------------------------------------------------------------------
                                                      $(110,507,040)  $   4,576
--------------------------------------------------------------------------------

G.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.    Credit Default Swap Agreements

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

82 Pioneer Bond Fund | Semiannual Report | 12/31/12

      The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

      During the six months ended December 31, 2012, the Fund entered into one credit default swap contract, with a notional amount of $14,000,000, which was still open at period end. Credit default swap contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; 0.45% of the next $1 billion; and 0.40% of the excess over $2 billion. For the six months ended December 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.48% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.90%, 1.90%, 1.25% and 0.65% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class Z shares, respectively. Fees waived and expenses reimbursed during the six months ended December 31, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $121,892 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 83

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended December 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $291,809
Class B                                                                    5,846
Class C                                                                   54,674
Class R                                                                   37,262
Class Y                                                                  318,092
Class Z                                                                    3,857
--------------------------------------------------------------------------------
    Total                                                               $711,540
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $252,485 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2012.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $28,597 in distribution fees payable to PFD at December 31, 2012.

84 Pioneer Bond Fund | Semiannual Report | 12/31/12

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended December 31, 2012, CDSCs in the amount of $9,406 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended December 31, 2012, the Fund's expenses were not reduced under such arrangements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 85

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of December 31, 2012 were as follows:

--------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments      Asset Derivatives 2012    Liabilities Derivatives 2012
Under Accounting        --------------------------------------------------------
Standards Codification   Balance Sheet             Balance Sheet
(ASC) 815                Location        Value     Location          Value
--------------------------------------------------------------------------------
Interest Rate Futures*   Receivables     $  4,576  Payables          $       --
Credit Default Swaps     Receivables     $108,033  Payables          $       --
--------------------------------------------------------------------------------

* Reflects the unrealized appreciation on futures contracts (see Note 1F). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended December 31, 2012 was as follows:

--------------------------------------------------------------------------------
Derivatives Not                                      Realized     Change in
Accounted for as                                     Gain or      Unrealized
Hedging Instruments                                  Loss on      Gain or (Loss)
Under Accounting       Location of Gain or (Loss)    Derivatives  on Derivatives
Standards Codification on Derivatives Recognized     Recognized   Recognized
(ASC) 815              in Income                     in Income    in Income
--------------------------------------------------------------------------------
Interest Rate Futures  Net realized loss on futures  $(651,929)
                       contracts
Interest Rate Futures  Change in unrealized loss on               $(327,114)
                       futures contracts
Credit Default Swaps   Net realized gain on credit   $  66,889
                       default swaps
Credit Default Swaps   Change in unrealized gain on               $ 184,655
                       credit default swaps

86 Pioneer Bond Fund | Semiannual Report | 12/31/12

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 87

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2012 and in the second quintile of its Morningstar category for the three and five year periods ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

88 Pioneer Bond Fund | Semiannual Report | 12/31/12

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 89
allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

90 Pioneer Bond Fund | Semiannual Report | 12/31/12

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   John F. Cogan, Jr., President*
David R. Bock                               Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                             Vice President
Benjamin M. Friedman                        Mark E. Bradley, Treasurer**
Margaret B.W. Graham                        Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*     Chief Executive Officer of the Fund.

**    Chief Financial and Accounting Officer of the Fund.

                             Pioneer Bond Fund | Semiannual Report | 12/31/12 91

                          This page for your notes.

92 Pioneer Bond Fund | Semiannual Report | 12/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 18633-07-0213



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 1, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 1, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 1, 2013

* Print the name and title of each signing officer under his or her signature.